Exhibit 10.7
Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDED AND RESTATED
GAS GATHERING, PROCESSING, DEHYDRATING
AND TREATING AGREEMENT
Dated As Of
August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
TABLE OF CONTENTS

SECTION	TITLE	PAGE
1.	DEDICATIONS, SERVICES AND FEES	1

2.	SERVICE OPTIONS	16

3.	INSTALLATION OF CUSTODY TRANSFER METERS AND ELECTRONIC FLOW MEASUREMENT	18

4.	STATEMENTS AND PAYMENT	19

5.	TERM	21

6.	EXHIBITS	21

7.	FACILITIES	21

8.	ENTIRE AGREEMENT	23

EXHIBITS:

EXHIBIT A	STANDARD TERMS AND CONDITIONS

EXHIBIT B	AREA OF INTEREST

EXHIBIT C	RECEIPT POINTS

EXHIBIT D	DELIVERY POINTS

EXHIBIT E	FEES AND FUEL

EXHIBIT F	CALCULATION OF SHIPPER’S GROSS BASIC PROCESSING PLANT PRODUCTS

EXHIBIT G	CALCULATION OF SHIPPER’S GROSS CRYOGENIC PROCESSING PLANT PRODUCTS

EXHIBIT H	PLANTS MDQs AND CRYOGENIC PROCESSING MDQs

EXHIBIT I	AGREEMENTS WITH RMT FIRM CUSTOMERS

EXHIBIT J	CO2 LIMITS

EXHIBIT K	FIELD GATHERING AREA MDQs AND MONTHLY AVERAGE RECEIPT POINT PRESSURE LIMITS

EXHIBIT L	EXCEPTED GAS

EXHIBIT M	SAMPLE CALCULATIONS OF FEE ADJUSTMENT

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
     THIS AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT (“Agreement”) is made and entered into by and between Williams Field Services Company, LLC, (“Williams”), Williams Production RMT Company LLC (“RMT”), Williams Production Ryan Gulch LLC (“WPRG”) (WPRG and RMT collectively are “Shipper”), and WPX Energy Marketing, LLC (“WPX”) (each or all of Williams, Shipper, and WPX may be referred to herein as “Party” or “Parties”) effective as of the 1st day of August, 2011 (the “Effective Date”) to amend and restate that Gas Gathering, Processing, Dehydrating and Treating Agreement between Williams and Shipper (“Original Agreement”) dated November 1, 2010 (“Original Effective Date”). The Standard Terms and Conditions set forth on Exhibit A are incorporated into this Agreement as if set forth at length herein.
RECITALS
A.	Shipper and Williams entered into the Original Agreement and now desire to add provisions regarding the Cryogenic Processing of Shipper’s Gas to the Original Agreement.
B.	Under this Agreement, when Williams provides Cryogenic Processing services to Shipper’s Gas at the Echo Springs Plant, Shipper may have transferred title to such Gas to WPX at the CIG receipt point upstream of the Echo Springs Plant.
C.	Because, under the aforesaid circumstances, WPX will hold title to Shipper’s Gas, WPX, Williams and Shipper desire that WPX enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the Parties agree as follows:
1.	DEDICATIONS, SERVICES AND FEES.
1.1	Dedications. The dedications and commitments made by Shipper and Shipper’s Affiliates under this Agreement are a covenant running with the land. To give the public notice of the existence of this Agreement and the dedications hereunder, Shipper shall execute, acknowledge and deliver to Williams, at Williams’ request, a fully recordable memorandum of this Agreement.
(a)	Shipper’s Dedication for Gathering, Dehydrating, Treating, Basic Processing. Shipper dedicates to Williams all of Shipper’s Gas for the life of Shipper’s leases from which Shipper’s Gas is produced (plus the Gas subject to the agreements between Shipper and RMT Firm Customers that are listed on Exhibit I, but only for the respective term(s) of those agreements) for Williams to provide Gathering, Dehydrating, Treating, Basic Processing, and all other services encompassed by the Fee-Types on a Guaranteed Capacity basis. Shipper warrants that it has the authority to make such dedications and that, excluding the Excepted Gas, Williams will be the exclusive provider to Shipper of Gathering, Dehydrating, Treating and Basic Processing services within the Area of Interest.

(b)	Shipper’s Dedication for Cryogenic Processing. Shipper dedicates to Williams all of Shipper’s Gas for the life of Shipper’s leases from which Shipper’s Gas is produced for Williams to provide Cryogenic Processing service and Shipper will provide the first 450,000 Mcf/Day of Shipper’s Gas to Williams for Cryogenic Processing. Although the Parties anticipate that WPX will take title to such Shipper’s Gas as is Cryogenically Processed at the Echo Springs Plant, Shipper and WPX each hereby represent and warrant that such Gas will remain dedicated to Williams hereunder for Cryogenic Processing service. Shipper warrants that it has the authority to make

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

such dedication and that, excluding the Excepted Gas, Williams will be the exclusive provider to Shipper of Cryogenic Processing services for Shipper’s Gas.

(c)	Excepted Gas. Shipper’s Gas that is subject to existing dedications to third parties pursuant to the agreements listed in Exhibit L (“Excepted Gas”) is excepted from the dedications in (a) above, and with respect to (b) above is excepted after Shipper has provided the first 450,000 Mcf/Day of Shipper’s Gas to Williams for Cryogenic Processing, provided that, as to both (a) and (b), Shipper: (i) shall not expand the geographic or geologic area of any such existing dedication, and (ii) shall not increase any volume commitment(s) beyond increases that were required as of each such agreement’s respective effective date. Provided further that any services not provided for the Excepted Gas under such existing dedications will be subject to the dedications herein and such services will be provided by Williams. Provided further that as to the Excepted Gas subject to the Xcel Agreements referred to on Exhibit L, if WPX (i) delivers volumes greater than the firm commitments in the Xcel Agreement(s) as of the effective date(s) (“Excess Xcel Volumes”), or (ii) following termination of the Xcel Agreement(s), renews any of the Xcel Agreement(s) or the arrangements under those Agreements (all volumes delivered under the renewal and/or new agreement(s) are the “New Xcel Volumes”), then Shipper shall pay the Basic Processing and Treating fee on the Excess Xcel Volumes and New Xcel Volumes, as applicable. Provided further that when any of such existing dedications expire, terminate, or become subject to an opportunity to terminate, Shipper shall give Williams thirty-six (36) months written notice prior to such expiration or termination and Williams shall then have the option to provide Gathering, Dehydrating, Treating and Basic Processing or Cryogenic Processing services for the Excepted Gas under this Agreement, which it may exercise by providing Shipper written notice thereof within ninety (90) Days after Williams receives such written notice from Shipper.

(d)	Dedication Exclusions Relating to Third Party Operated Wells. The Parties recognize that from time-to-time Shipper or Shipper’s Affiliates may own working interests in wells operated by third parties, which wells are subject to leases that are dedicated to Williams for services under this Agreement. Where a third party operator has dedicated its Gas to a party other than Williams for the services provided under this Agreement, Shipper or Shipper’s Affiliates shall have the right to flow Shipper’s Gas to such third party service provider notwithstanding the dedications Shipper has made to Williams under this Agreement. However, on no less than a semi-annual basis the Parties shall jointly review all such instances and determine the advisability of split connecting such wells. Should the Parties agree in good faith that a split connection is warranted, Shipper shall work with such third party operator(s) to effect the split connection of such well(s).

Further, for third party operated wells in which Shipper or Shipper’s Affiliates own working interests, if Williams releases a third party operator from its dedication to Williams for those services that Williams also provides Shipper or Shipper’s Affiliates under this Agreement, then upon such release to a third party the Parties shall jointly review and determine the advisability of Williams likewise providing Shipper or Shipper’s Affiliates an equivalent release from its dedication to Williams hereunder, provided that until such review Shipper or Shipper’s Affiliate will have the right to flow Shipper’s Gas to the service provider for such third party operator.

It is not the Parties’ intent that this section 1.1(d) result in a substantial release of Shipper’s Gas from the dedications under this Agreement.
1.2	Williams’ Services. Williams will provide, with respect to all of Shipper’s Gas, up to the applicable MDQ, Gathering, Dehydrating, Treating, Basic Processing, Cryogenic Processing, and all other services encompassed by the Fee-Types shown on Exhibit E on a Guaranteed Capacity basis. Such services do not include those services third parties are obligated to provide to Shipper for Excepted Gas pursuant to the agreements listed in Exhibit L.
1.3	Williams’ Gathering Services. Williams shall Gather on a Guaranteed Capacity basis that quantity of Shipper’s Gas, subject to the provisions set forth herein, which is necessary to fulfill Shipper’s

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Confirmed Nominations and Shipper’s commitment to provide Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, up to the applicable MDQ.

1.4	Williams’ Dehydrating Service. Williams shall Dehydrate Shipper’s Gas to reduce its water vapor content to the most restrictive quality specification for water vapor content at the Delivery Point(s) as of the Original Effective Date, it being understood that Shipper’s Gas at the Receipt Point(s) may have a water vapor content that exceeds the most restrictive quality specification for water vapor content required from time to time by the Interconnecting Pipeline(s). The fee for such Dehydrating is incorporated into the applicable Fee-Type shown on Exhibit E. If the most restrictive quality specification for water vapor content of the Interconnecting Pipeline(s) should ever be reduced and Williams’ existing facilities cannot meet such specification, Williams may refuse to accept Shipper’s Gas until such time as Expansion facilities are installed, pursuant to Section 1.16, to meet the reduced specification, provided that Williams will make commercially reasonable efforts to Dehydrate as much of Shipper’s Gas as feasible while continuing to meet the Interconnecting Pipeline(s)’ quality specifications.

1.5	Williams’ Treating Service. Williams shall Treat Shipper’s Gas to reduce its CO2 content to no more than two percent (2%) by volume at the Delivery Point(s), provided the CO2 content of Shipper’s Gas does not exceed the limits set out in Exhibit J, it being understood that Shipper’s Gas at the Receipt Point(s) may have a CO2 content that exceeds the most restrictive quality specification for CO2 content required from time to time by the Interconnecting Pipeline(s). The fee for all Treating is incorporated into the Basic Processing and Treating Fee-Type shown on Exhibit E and such fees shall include all Treating whether performed to meet the requirements in this Section 1.5 or performed to prepare Shipper’s Gas for Cryogenic Processing. In no event, however, is Williams obligated to accept deliveries of Shipper’s Gas at a given Receipt Point upstream of the inlet of a particular Williams Treater if the CO2 content of that Gas causes the applicable weighted average CO2 content limit set forth in Exhibit J to be exceeded. If the most restrictive quality specification for CO2 content of the Interconnecting Pipeline(s) should ever be reduced and Williams’ existing facilities cannot meet such specification, then Williams may refuse to accept Shipper’s Gas until such time as Expansion facilities are installed, pursuant to Section 1.16, to meet the reduced specifications, provided that Williams will make commercially reasonable efforts to Treat as much of Shipper’s Gas as feasible while continuing to meet the Interconnecting Pipeline(s)’ quality specifications.

1.6	Williams’ Basic Processing Service. Williams shall provide Basic Processing of Shipper’s Gas. Shipper shall be entitled to 100% of the gross Plant Products recovered from Shipper’s Gas and shall be responsible for 100% of the Shrink, Basic Processing Plant Fuel and Plant Power attributable to the gross Plant Products recovered from Shipper’s Gas. Shipper’s gross Plant Products shall be determined in accordance with Exhibit F. Williams, or its designee, shall deliver Shipper’s Plant Products recovered through Basic Processing to one or more of the Basic Processing Plant Product Delivery Points listed on Exhibit D. If Shipper does not arrange for removal of Shipper’s Plant Products from the Basic Processing Plant Product Delivery Points listed on Exhibit D within a reasonable amount of time, then Williams may dispose of Shipper’s Plant Products, at its sole discretion, for the account of Shipper minus Williams’ actual disposal costs and Williams shall not be liable to Shipper for any interruption in service(s) that may result from Shipper’s non-removal of Shipper’s Plant Products.

1.7	Temporary Release of Shipper’s Gas. Any time Williams is unable to provide Gathering, Dehydrating, Treating, or Basic Processing for a volume of Shipper’s Gas for reasons of Force Majeure or maintenance and such curtailment is for a period of less than twelve (12) Months, the volume of Shipper’s Gas that is curtailed shall be temporarily released from Shipper’s dedication for Gathering, Dehydrating, Treating, or Basic Processing, but not from Shipper’s dedications for other services Williams can provide, until the later of: (a) the date provided by Williams as the date on which Williams expects to be able to provide Gathering, Dehydrating, Treating, or Basic Processing for Shipper’s curtailed Gas, or (b) the fifth (5th) business day following the date Williams notifies Shipper that it is able to provide Gathering, Dehydrating, Treating, or Basic Processing for Shipper’s curtailed Gas.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

1.8	Williams’ Cryogenic Processing Service. Williams shall Cryogenically Process Shipper’s Gas for volumes up to the Cryogenic Processing MDQ (as shown on Exhibit H) on a Guaranteed Capacity basis and for volumes that Shipper delivers over the Cryogenic Processing MDQ on a Non-Guaranteed Capacity basis. Shipper shall deliver, and Williams shall receive, Shipper’s Gas for Cryogenic Processing in the following priority: first from the Ryan Gulch Custody Meter and second from the Starkey Gulch Custody Meter. Williams shall use commercially reasonable efforts to upgrade the existing inlet meter at the Willow Creek Plant to be in accordance with the methods and standards that have been approved by the American Petroleum Institute (“API”) for custody transfer measurement standards within ten (10) Months of executing a contract to Cryogenically Process third party Gas at the Willow Creek Plant on a Guaranteed Capacity basis. Until Williams upgrades such meter, Shipper’s Gas will be deemed to be the last Gas bypassed of all the Gas entering the Willow Creek Plant.
(a)	Cryogenic Processing Service Before January 1, 2013.

(i) At the Willow Creek Plant. For Cryogenic Processing Service at the Willow Creek Plant through December 31, 2012, Williams, or its designee, shall deliver Shipper’s Cryogenic Processing Plant Products recovered from Shipper’s Gas to one or more of the Willow Creek Cryogenic Processing Plant Product Delivery Points listed on Exhibit D. If Shipper does not arrange for removal of Shipper’s Cryogenic Processing Plant Products within a reasonable amount of time, then Williams may dispose of Shipper’s Cryogenic Processing Plant Products, at its sole discretion, for the account of Shipper minus Williams’ actual disposal costs and Williams shall not be liable to Shipper for any interruption in service(s) that may result. In addition, the following shall apply:
(A) Fees. Shipper shall pay Williams a Cryogenic Processing Fee set forth on Exhibit E on the volume of Shipper’s Gas measured at the Ryan Gulch Custody Meter and the Starkey Gulch Custody Meter, less Bypassed Shipper’s Gas.
(B) Plant Product Sharing. Shipper and Williams shall share Cryogenic Processing Plant Products as set forth on Exhibit E.
(C) Recoveries. Shipper’s Cryogenic Processing Plant Product recoveries shall be based on the actual recoveries at the Willow Creek Plant.
(D) Determination of Gas Composition. Shipper’s gross Cryogenic Processing Plant Products shall be determined in accordance with Exhibit G using the composition of Shipper’s Gas as determined by the component analysis at the Ryan Gulch Custody Meter or the Starkey Gulch Custody Meter, as applicable.
(E) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, Shipper shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Willow Creek Plant.
(ii) At the Echo Springs Plant. Williams may, at Williams’ option, provide Cryogenic Processing service for up to [***] Mcf per Day of Shipper’s Gas at the Echo Springs Plant. For Cryogenic Processing Service at the Echo Springs Plant through December 31, 2012 the following shall apply:

For volumes of Shipper’s Gas over Shipper’s Cryogenic Processing MDQ, the Echo Springs Plant capacity will be Non-Guaranteed Capacity and Shipper’s Gas will be second in priority for Cryogenic Processing capacity after any third parties who have agreements for Guaranteed Capacity at the Echo Springs Plant. Anytime that Williams Cryogenically Processes Shipper’s

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Gas at the Echo Springs Plant the Parties anticipate that WPX will hold title to the Gas from the CIG receipt point through the Cryogenic Processing at the Echo Springs Plant.

Each time that Williams Cryogenically Processes Shipper’s Gas at the Echo Springs Plant: (a) WPX shall be responsible for obtaining and paying for transportation on CIG that enables WPX to transport Gas from the CIG Roan Cliffs receipt point to the inlet of the Echo Springs Plant; and (b) WPX shall make commercially reasonable efforts to Minimize Dilution.

Williams, or its designee, shall deliver WPX’s Cryogenic Processing Plant Products recovered from Shipper’s Gas at the outlet of the Echo Springs Plant to the Echo Springs Plant Cryogenic Processing Plant Product Delivery Points listed on Exhibit D. If WPX does not arrange for removal of WPX’s Cryogenic Processing Plant Products within a reasonable amount of time, then Williams may dispose of WPX’s Cryogenic Processing Plant Products, at its sole discretion, for the account of WPX minus Williams’ actual disposal costs and Williams shall not be liable to WPX or to Shipper for any interruption in service(s) that may result.

In addition, the following shall apply:
(A)	Displaced Volumes. For Displaced Volumes the following shall apply:
(1) Fees. WPX shall pay Williams the Cryogenic Processing Fee set forth on Exhibit E per Mcf of Displaced Volumes measured at the inlet of the Echo Springs Plant.
(2) Plant Product Sharing. WPX and Williams shall share Cryogenic Processing Plant Products as set forth on Exhibit E.
(3) Recoveries. WPX’s Cryogenic Processing Plant Product recoveries shall be based on the actual recovery factors at the Willow Creek Plant as if Shipper’s Gas were Cryogenically Processed at the Willow Creek Plant.
(4) Determination of Gas Composition. WPX’s gross Cryogenic Processing Plant Products shall be determined on a Daily basis in accordance with Exhibit G and the Daily composition of Shipper’s Gas shall be determined by the component analysis at (i) CIG’s Roan Cliff receipt point during Days when WPX Minimizes Dilution or (ii) at the inlet of the Echo Springs Plant during other Days.
(5) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, WPX shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas as if Shipper’s Gas were Cryogenically Processed at the Willow Creek Plant.
(B)	Non-Displaced Volumes. For non-Displaced Volumes the following shall apply:
(1) Fees. WPX shall pay the Cryogenic Processing fee set forth on Exhibit Eper MMBtu measured at the inlet to the Echo Springs Plant for Gas that is produced as Shipper’s Gas, sold by Shipper to WPX for transport on CIG to the Echo Springs Plant, and is not Displaced Volume.
(2) Cryogenic Processing Plant Products. Cryogenic Processing Plant Products shall be allocated as set forth on Exhibit E.
(3) Recoveries. WPX’s Cryogenic Processing Plant Product recoveries shall be based on the actual recoveries at the Echo Springs Plant.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

(4) Determination of Gas Composition. WPX’s gross Cryogenic Processing Plant Products shall be determined on a Daily basis in accordance with Exhibit G and the Daily composition of Shipper’s Gas shall be determined by the component analysis at (i) CIG’s Roan Cliff receipt point during Days when WPX Minimizes Dilution or (ii) at the inlet of the Echo Springs Plant during other Days.
(5) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, WPX shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Echo Springs Plant.
(b)	Cryogenic Processing Service January 1, 2013 and Thereafter. For Cryogenic Processing Service January 1, 2013 and thereafter, the following shall apply:

(i) At the Willow Creek Plant. Williams, or its designee, shall deliver Shipper’s Cryogenic Processing Plant Products recovered from Shipper’s Gas to one or more of the Cryogenic Processing Plant Product Delivery Points listed on Exhibit D. If Shipper does not arrange for removal of Shipper’s Cryogenic Processing Plant Products within a reasonable amount of time, then Williams may dispose of Shipper’s Cryogenic Processing Plant Products, at its sole discretion, for the account of Shipper minus Williams’ actual disposal costs and Williams shall not be liable to Shipper for any interruption in service(s) that may result.

In addition for Cryogenic Processing at the Willow Creek Plant the following shall apply:
(A) Fees. Shipper shall pay Williams the Cryogenic Processing Fee set forth on Exhibit E on the volume of Shipper’s Gas measured at the inlet of the Starkey Gulch Custody Meter and the Ryan Gulch Custody Meter, less Bypassed Shipper’s Gas. The Cryogenic Processing fee shall be adjusted annually according to Section 1.12 beginning July 2014.
(B) Net Liquid Margin Sharing. Shipper shall pay Williams the percentages of the Net Liquid Margin set forth on Exhibit E. If Williams estimates in good faith that even after rejecting ethane the Net Liquid Margin is expected to be negative for any Month, Williams shall operate the Willow Creek Plant to minimize Plant Product extraction as much as feasible without generating Gas that does not meet the specifications of the Interconnecting Pipeline(s).
(C) Recoveries. Shipper’s Cryogenic Processing Plant Product recoveries shall be based on the actual recoveries at the Willow Creek Plant.
(D) Determination of Gas Composition. Shipper’s gross Cryogenic Processing Plant Products shall be determined in accordance with Exhibit G and the composition of Shipper’s Gas shall be determined by component analysis located at the Starkey Gulch Custody Meter and the Ryan Gulch Custody Meter, as applicable.
(E) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, Shipper shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Willow Creek Plant.
(ii) At the Echo Springs Plant. Williams may, at Williams’ option, provide Cryogenic Processing service for up to [***] Mcf per Day of Shipper’s Gas at the Echo Springs Plant. For Cryogenic Processing Service January 1, 2013 and thereafter at the Echo Springs Plant, the following shall apply:

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

For volumes of Shipper’s Gas over Shipper’s Cryogenic Processing MDQ, the Echo Springs Plant capacity will be Non-Guaranteed Capacity and Shipper’s Gas will be second in priority after any third parties who have agreements for Guaranteed Capacity at the Echo Springs Plant. Anytime that Williams Cryogenically Processes Shipper’s Gas at the Echo Springs Plant the Parties anticipate that WPX will hold title to the Gas from the CIG Roan Cliff receipt point through the Cryogenic Processing at the Echo Springs Plant.
Each time that Williams Cryogenically Processes Shipper’s Gas at the Echo Springs Plant: (a) WPX shall be responsible for obtaining and paying for transportation on CIG that enables WPX to transport Gas from the CIG Roan Cliffs receipt point to the inlet of the Echo Springs Plant; and (b) WPX shall make commercially reasonable efforts to Minimize Dilution.
Williams, WPX, and Shipper understand that WPX’s contractual rights to transportation capacity on CIG’s transportation pipeline between CIG’s Roan Cliffs receipt point and CIG’s Sand Springs delivery point will terminate on December 31, 2013. WPX agrees not enter into any release of that transportation capacity that would prevent WPX from fulfilling its obligation to Minimize Dilution. Not later than October 1, 2012 WPX will meet with Williams to discuss the term and volume of any contract for capacity that enables WPX to transport Gas on CIG to the Echo Springs Plant from and after January 1, 2014. If all of (i) through (iv) below occurs:
(i)	WPX retains and/or obtains transportation rights on CIG after December 31, 2013,

(ii)	Williams does not have Cryogenic Processing capacity available for Displaced Volume at the Echo Springs Plant,

(iii)	the Echo Springs Plant capacity unavailability is not due to Force Majeure, and

(iv)	during such time that the Echo Springs Plant capacity is unavailable, WPX or Shipper do not release or otherwise use the capacity on CIG, then Williams will reimburse WPX for any firm demand or reservation charges actually paid by WPX during the period of time when Williams did not have the capacity to process Shipper’s Gas at the Echo Springs Plant for the lesser of: (a) the term and volume agreed to between WPX and Williams, or (b) twice the volume of Shipper’s Gas that Williams was unable to Cryogenically Process at the Echo Springs Plant. Should WPX contract for any term or volume of such capacity that is in excess of that agreed to by Williams, Williams will have no liability for such excess.

Williams, or its designee, shall deliver WPX’s Cryogenic Processing Plant Products recovered from Shipper’s Gas at the Echo Springs Plant to the Echo Springs Plant Cryogenic Processing Plant Product Delivery Points listed on Exhibit D. If WPX does not arrange for removal of WPX’s Cryogenic Processing Plant Products within a reasonable amount of time, then Williams may dispose of WPX’s Cryogenic Processing Plant Products, at its sole discretion, for the account of WPX minus Williams’ actual disposal costs and Williams shall not be liable to WPX or to Shipper for any interruption in service(s) that may result.
(A)	Displaced Volumes. For Displaced Volumes the following shall apply:

(1) Fees. WPX shall pay Williams the Cryogenic Processing Fee set forth on Exhibit E on the volume of Shipper’s Gas measured at the inlet of the Echo Springs Plant. The Cryogenic Processing fee shall be adjusted annually according to Section 1.12 beginning July 2014.

(2) Net Liquid Margin Sharing. WPX shall pay Williams the percentages of the Net Liquid Margin set forth on Exhibit E. If Williams estimates in good faith that even after rejecting ethane the Net Liquid Margin, is expected to be negative for any Month,

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Williams shall operate the Echo Springs Plant to minimize WPX’s Cryogenic Processing Plant Product extraction as much as feasible without generating Gas that does not meet the specifications of the Interconnecting Pipeline(s).

(3) Recoveries. WPX’s Cryogenic Processing Plant Product recoveries shall be based on the actual recovery factors at the Willow Creek Plant as if Shipper’s Gas were Cryogenically Processed at the Willow Creek Plant.

(4) Determination of Gas Composition. WPX’s gross Cryogenic Processing Plant Products shall be determined on a Daily basis in accordance with Exhibit G and the Daily composition of Shipper’s Gas shall be determined by the component analysis at (i) CIG’s Roan Cliff receipt point during Days when WPX Minimizes Dilution or (ii) at the inlet of the Echo Springs Plant during other Days.

(5) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, WPX shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas as if Shipper’s Gas were Cryogenically Processed at the Willow Creek Plant.

(B)	Non-Displaced Volumes. For non-Displaced Volumes the following shall apply:

(1) Fees. WPX shall pay Williams the Cryogenic Processing Fee set forth on Exhibit E on the volume of Shipper’s Gas measured at the inlet of the Echo Springs Plant. The Cryogenic Processing fee shall be adjusted annually according to Section 1.12 beginning July 2014.

(2) Net Liquid Margin Sharing. WPX shall pay Williams the percentages of the Net Liquid Margin set forth on Exhibit E. If Williams estimates in good faith that even after rejecting ethane the Net Liquid Margin, is expected to be negative for any Month, Williams shall operate the Echo Springs Plant to minimize WPX’s Cryogenic Processing Plant Product extraction as much as feasible without generating Gas that does not meet the specifications of the Interconnecting Pipeline(s).

(3) Recoveries.WPX’s Cryogenic Processing Plant Product recoveries shall be based on the actual recoveries at the Echo Springs Plant.

(4) Determination of Gas Composition. WPX’s gross Cryogenic Processing Plant Products shall be determined on a Daily basis in accordance with Exhibit G and the Daily composition of Shipper’s Gas shall be determined by the component analysis at (i) CIG’s Roan Cliff receipt point during Days when WPX Minimizes Dilution or (ii) at the inlet of the Echo Springs Plant during other Days.

(5) Plant Fuel and Shrink. In addition to paying its pro rata share of any Plant Power used in the Cryogenic Processing of Shipper’s Gas, WPX shall physically provide, and Williams shall physically deduct from Shipper’s Gas, 100% of the Shrink, Cryogenic Processing Plant Fuel attributable to the gross Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Echo Springs Plant.
(c)	Cryogenic Processing Capacity Increases. Williams may increase its Cryogenic Processing capacity at any time and for any reason. Shipper may propose an increase in the Cryogenic Processing capacity above the sum of: (a) Shipper’s Cryogenic Processing MDQ, plus (b) the capacity at the Echo Springs Plant that is not otherwise dedicated to Guaranteed Capacity Cryogenic Processing for third party customers. Shipper’s proposal must meet the following conditions:

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

(a) Shipper’s proposal must be for at least one hundred thousand (100,000) Mcf per Day additional Cryogenic Processing MDQ, (b) at the time of Shipper’s proposal Shipper must be producing at least sixty percent (60%) of the amount of the proposed Cryogenic Processing MDQ increase without Williams having Cryogenic Processing capacity available for such sixty percent, and (c) Shipper’s projections must show that within five (5) years after the proposal, Shipper will continue to produce its Cryogenic Processing MDQ plus at least one hundred percent (100%) of Shipper’s proposed Cryogenic Processing MDQ increase. If Williams, in its sole discretion, agrees to the Shipper-proposed Cryogenic Processing MDQ increase or otherwise increases its Cryogenic Processing capacity, the current Cryogenic Processing Fee and Net Liquid Margin sharing shall be applicable and the new Cryogenic Processing MDQ shall become effective after Williams has constructed and placed in service all facilities necessary to provide the additional Cryogenic Processing capacity. If Williams declines Shipper’s proposed Cryogenic Processing MDQ increase, Williams may make a counter proposal, using the fee structure designated by Shipper, (for example, keepwhole, fee-only, percent of liquids, or margin sharing) and Shipper, in its sole discretion, may accept or reject Williams’ counter proposal. If either (a) Williams declines Shipper’s proposed Cryogenic Processing MDQ increase without making a counter proposal, provided that Shipper has provided the designated fee structure, or (b) Williams makes a counter proposal and Shipper is able to obtain the Cryogenic Processing service, for the proposed capacity, from a third party at terms and fee structure that are comparable to, and economically more favorable than Williams’ counter proposal, then only after Shipper delivers to Williams its Cryogenic Processing MDQ, the volume of Shipper’s Gas above Shipper’s Cryogenic Processing MDQ that is equal to the Shipper-proposed Cryogenic Processing MDQ increase, and only that volume, shall be permanently released from Shipper’s dedication for Cryogenic Processing, but not from Shipper’s dedications for other services, herein. Provided that if Shipper refuses Williams’ counter proposal and Shipper is not able to obtain the proposed amount of Cryogenic Processing capacity from a third party at terms and fee structure comparable to Williams’ counter proposal and economically more favorable than Williams’ counter proposal, then Shipper will not be required to accept Williams’ counter proposal, but Shipper’s Gas will not be released from the dedication to Cryogenic Processing herein.

(d)	Shipper’s Sole Remedy for Williams’ Failure to Provide Guaranteed Capacity for Cryogenic Processing. Shipper’s sole remedy and liquidated damages for Williams’ failure to provide Guaranteed Capacity for Shipper’s Gas made available by Shipper for Cryogenic Processing, up to the applicable Cryogenic Processing MDQ, when such failure is: (a) not due to Force Majeure, (b) not due to maintenance, and (c) not due to Shipper’s breach, shall be a payment by Williams equal to Shipper’s share of the Net Liquid Margin that Shipper would have received had Williams Cryogenically Processed the volume of Shipper’s Gas made available, but not Cryogenically Processed, using the average actual Plant Product recoveries of the previous twelve (12) Months averaged among all of the Cryogenic Processing Plants providing Guaranteed Capacity for Shipper’s Gas over the same previous twelve (12) Months.

(e)	Temporary Release of Shipper’s Gas Above Shipper’s Cryogenic Processing MDQ. Anytime that Shipper has available for Cryogenic Processing a volume of Gas above the Cryogenic Processing MDQ and Williams is not able to Cryogenically Process such Gas, at any Cryogenic Processing Plant, for reasons other than for Shipper’s breach, then only after Shipper has delivered to Williams the Cryogenic Processing MDQ, the volume of Shipper’s Gas above Shipper’s Cryogenic Processing MDQ that Williams is unable to Cryogenically Process shall be temporarily released from the dedication herein for Cryogenic Processing only, not from Shipper’s dedications for other services, and Shipper may enter into agreement(s) with third party(ies) to receive Cryogenic Processing services for that volume of Shipper’s Gas for a term ending two (2) years from the effective date of such third party agreement, unless Williams has provided Shipper notice of an earlier date upon which Williams expects additional Cryogenic Processing Capacity to be available, in which case the term of such third party agreement will end by such earlier date.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

(f)	Temporary Release of Shipper’s Gas for Force Majeure. If Williams is unable to Cryogenically Process a volume of Shipper’s Gas made available by Shipper for Cryogenic Processing, up to the applicable Cryogenic Processing MDQ, due to Force Majeure or maintenance the volume of Shipper’s Gas that is curtailed shall thereupon be temporarily released from Shipper’s dedication for Cryogenic Processing, but not from Shipper’s dedications for other services, until the later of: (a) the date provided by Williams as the date on which Williams notifies Shipper that Williams expects to be able to resume Cryogenically Processing Shipper’s curtailed Gas, or (b) the fifth (5th) business day following the date Williams notifies Shipper that it is able to Cryogenically Process Shipper’s curtailed Gas.

(g)	Permanent Release of Shipper’s Gas From Cryogenic Processing Dedication Due to Force Majeure. If Williams is unable to Cryogenically Process a volume of Shipper’s Gas made available by Shipper for Cryogenic Processing, up to the applicable Cryogenic Processing MDQ, due to Force Majeure, and such inability is reasonably expected by Williams to exceed [***] months, then Williams shall promptly send Shipper written notification thereof within 30 Days of the notice required pursuant to Section B.3. Within 90 Days of the notice required pursuant to Section B.3, Williams shall provide Shipper with a plan to resolve the curtailment, including an estimated time to achieve such resolution, and monthly updates thereafter. If Williams does not resolve the curtailment within the estimated time to achieve such resolution or a commercially reasonable period of time thereafter, then that volume of Shipper’s Gas that has been curtailed, and only that volume, may at Shipper’s sole election be permanently released from Shipper’s dedication for Cryogenic Processing, but not from Shipper’s dedications for other services.

(h)	Permanent Release of Shipper’s Gas From Cryogenic Processing Dedication. If Williams has not provided Shipper notice of Force Majeure and Williams is unable to Cryogenically Process Shipper’s Gas made available by Shipper for Cryogenic Processing, up to the applicable Cryogenic Processing MDQ, and such inability exceeds [***] months, then Shipper shall have the option to have that volume of Shipper’s Gas that has been curtailed, and only that volume, permanently released from Shipper’s dedication for Cryogenic Processing, but not from Shipper’s dedications for other services, herein.
1.9	Williams’ Condensate and Other By-Product Recovery. Williams shall provide to Shipper the Condensate and other by-products originating from Shipper’s Gas and Shipper will retain the ownership of, or shall be entitled to the actual value received for 100% of Shipper’s Condensate, water, CO2, and any other by-products extracted from Shipper’s Gas. Williams will make such Condensate and CO2 available for Shipper to remove at the applicable Delivery Points listed on Exhibit D. Disposal of CO2 is provided for in Section C.4 of Exhibit A. Williams will make water and other by-products available for Shipper to remove at such reasonable locations as designated by Williams from time to time. If Shipper does not arrange for removal of Shipper’s Condensate and/or other by-products recovered from Shipper’s Gas within a reasonable amount of time, then Williams may dispose of such Condensate and/or by-products, at its sole discretion, for the account of Shipper minus Williams’ actual disposal costs and Williams shall not be liable to Shipper for any interruption in service(s) that may result from Shipper’s non-removal of Shipper’s Condensate and/or by-products.
1.10	Williams’ Ancillary Services. In addition to the other services provided for herein, Williams will provide the following ancillary services for which no additional fee will be assessed:
(a)	Subject to the process described in Section 1.16 herein (except for the associated Fee Adjustment) and as requested by Shipper, design and construction of water gathering pipelines located adjacent to new Gathering facilities, which pipelines Shipper shall own and operate; provided that Shipper will pay the actual cost for such construction and facilities, as well as the design cost if Williams reasonably uses outside service providers for such design.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

(b)	Hydraulic modeling from wellhead, including for Shipper-owned and operated facilities, at no less than semi-annual reviews (using the Fekete Piper hydraulic modeling system or other modeling system mutually agreed to). Williams shall maintain a separate hydraulic model for only Shippers Gas.
(c)	Williams’ Provision of Cost of Service Data to Shipper. Williams shall continue to provide Shipper cost of service calculations on an annual basis or otherwise as reasonably requested by Shipper in order for Shipper to comply with current and future regulations of the Office of Natural Resources Revenue (“ONRR”), a part of the United States Department of the Interior and formerly known as the Minerals Management Service, concerning the payment of royalties on oil and Gas produced from federal leases. Although the Parties recognize that Williams does not account for its business on a cost of service basis, Williams shall provide such information in such form and detail as reasonably requested by Shipper, shall exercise reasonable care and diligence with regard to its preparation, shall provide such information for as long as Shipper is required to use such information in the calculation of royalty payments made by Shipper to ONRR and shall retain such information for seven (7) years after the time of Gathering, Treating and/or Processing, as applicable (or for a longer period to the extent that Shipper has notified Williams that Shipper has received notice from ONNR of an audit or investigation requiring that the records be maintained for such longer period). Williams does not warrant the accuracy of any of the information to be provided.
1.11	Fees. Shipper or WPX, as appropriate, shall pay Williams all fees in this Agreement, including, but not limited to, the Fixed Fees plus the Variable Fees, plus the Cryogenic Processing Fee set out in Exhibit E. All volumes of Shipper’s Gas that receive services from any of Williams’ facilities shall be subject to the Gathering Fee-Type(s) and Basic Processing and Treating Fee-Type(s) except: (a) Shipper’s Gas gathered by Williams and delivered to Encana Oil and Gas (USA) Inc. pursuant to that agreement first listed on Exhibit L and the Xcel Agreements last listed on Exhibit L shall only be subject to the Gathering Fee-Type(s), and (b) until Williams invests in installing incremental Treating for purposes of accommodating the higher CO2 content of Shipper’s Gas produced from the Ryan Gulch area, Shipper’s Gas delivered to the Willow Creek Plant and produced from the Ryan Gulch area, will not be subject to the Basic Processing Treating Fee Type. In addition to the annual adjustments in Section 1.12, Williams will make a one-time adjustment to the Variable Fees, based on Williams’ actual costs for the first two Contract Years, within sixty (60) Days following October 31, 2012. For purposes of the one-time adjustment of the Variable Fees, Williams will take into consideration Shipper’s pro rata share of Williams’ operating and maintenance expense; in no event, however, shall such adjustment be greater than a ten percent (10%) increase or decrease, as the case may be, in the Variable Fees in effect at the time the adjustment is made. The one-time adjustment will apply prospectively only.

1.12	Annual Adjustment of Variable Fees and Cryogenic Processing Fee. Effective every July 1, all Variable Fees provided for herein shall be adjusted by the percentage change, if any, in the Consumer Price Index — All Urban Consumers which is published quarterly by the Bureau of Labor Statistics (“CPI-U”). In addition, beginning on July 1, 2014, every July 1, the Cryogenic Processing Fee shall be adjusted by the percentage change, if any, in the CPI-U. This percentage change shall be calculated based upon the most recent quarterly publication of the CPI-U and shall be compared to the quarterly publication of the CPI-U for the same quarter of the prior calendar year. Provided, the adjustment shall never result in the Variable Fee being less than the more recent of: i) the Variable Fee as of the Original Effective Date or ii) the Variable Fee as pursuant to the one-time adjustment in Section 1.11. Provided further, the adjustment shall never result in the Cryogenic Processing Fee being less than $[***]. If the CPI-U ceases to be published, then it shall be replaced with the Implicit Price Deflator Index (“IPD Index”). If both the CPI-U and the IPD Index cease to be published, then the Parties shall within thirty (30) Days of written notice thereof from Williams negotiate a replacement index. If the Parties cannot negotiate a replacement index, the alternate dispute resolution procedures in Section L shall apply.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

1.13	Gathering Fuel and Basic Processing Plant Fuel. Shipper shall provide to Williams Shipper’s pro-rata share of Gathering Fuel and Basic Processing Plant Fuel up to the maximum fuel percentages set out in Exhibit E. Williams shall deduct Shipper’s pro rata share of actual fuel consumed and metered or calculated (as applicable) from Shipper’s Receipt Point volumes and shall report such deducted volumes monthly to Shipper pursuant to Section 4.2. In the event Williams utilizes electric power in lieu of Gas fuel for operation of any of the Williams facilities, Shipper’s Fuel for such facility shall then be Shipper’s pro rata share of such power required, and shall be billed in addition to other fuel requirements or fees hereunder.

1.14	Cryogenic Processing Plant Fuel and Power. Shipper (which for purposes of this Section 1.14 shall include WPX as applicable) shall provide to Williams Shipper’s pro-rata share of Cryogenic Processing Plant Fuel. Williams shall deduct Shipper’s pro rata share of actual fuel consumed and calculated from Shipper’s Receipt Point volumes and shall report such deducted volumes monthly to Shipper pursuant to Section 4.2. In the event Williams utilizes electric power in lieu of Gas fuel for operation of any of the Cryogenic Processing Plant(s), Shipper’s Cryogenic Processing Plant Fuel for such facility shall then be Shipper’s pro rata share of such power required, and shall be billed in addition to other fuel requirements or fees hereunder.

1.15	Monthly Average Pressure Limits. Williams will maintain pressures on the Gathering facilities such that the Monthly average pressures as measured at the inlet suction point of each Field compressor station will maintain reasonably efficient production levels using Williams’ facilities as Shipper may request from time to time; however, in no event will such Monthly average pressures exceed the limits set out in Exhibit K. In the event of Williams’ failure to meet the Monthly average pressure requirements set forth at Exhibit K, the gathering fee applicable to the volume impacted will be reduced by thirty-three percent (33%) during the period of such failure, which will constitute liquidated damages. Provided, such fee reduction shall not apply during periods of i) Flowbacks which have caused Monthly average pressures to exceed the limits set forth at Exhibit K, ii) scheduled maintenance, iii) Force Majeure, iv) when volumes exceed MDQs, or v) if a Shipper’s request affects the applicable facilities (each i-v limited to the volumes impacted).

1.16	Planning, Expansions and MDQ and Fee Adjustments — Excluding Cryogenic Processing Services. Notwithstanding anything else herein, this Section 1.16 does not apply to Cryogenic Processing. Plants MDQs as of the Original Effective Date are set forth on Exhibit H and Gathering MDQs as of the Original Effective Date are set forth on Exhibit K. In conjunction with Shipper’s internal budget approval process but not less frequently than semi-annually, Shipper shall provide Williams updated forecasts of expected production of Shipper’s Gas for the subsequent 60 Months on a Month-by-Month basis and for the subsequent fifteen years on a year-by-year basis. Such forecasts shall at a minimum include drilling plans, well locations, well production type curves, estimated ultimate recovery, Gas compositions and any other information that Williams reasonably deems necessary. Such forecasts shall conform to Shipper’s exploration and production budget to the extent that Shipper has such budget(s) for such years. Williams will analyze such production forecasts and submit to Shipper, within ninety (90) Days of its receipt thereof, a “Project Plan,” containing: i) recommendations for necessary facility construction, alteration, installation, or enhancement to accommodate the forecasted production, including, if deemed necessary, recommendations for the provision of services reasonably related to those provided pursuant to this Agreement but not then provided for under this Agreement (“Expansion”); ii) the fee adjustment, if any, that the construction and operation of such Expansion will require as set forth below; iii) an adjusted MDQ Schedule that reflects the expected effect on MDQ of such Expansion(s); and iv) whether Williams declines the Expansion(s) pursuant to Section 1.16(a) below.
(a)	Williams Declined Expansion. If, as estimated by the Project Plan(s), any one of the five following events would occur, Williams may decline an Expansion(s) (“Declined Expansion”):
i)	The Expansion would involve the provision of services by Williams not then provided for under this Agreement;

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

ii)	The cost of any single Expansion is greater than one hundred million dollars ($100,000,000).

iii)	The cost of any single Expansion would result in greater than two hundred million dollars ($200,000,000) total accumulated Expansion cost commitment for any single year.

iv)	The cost of any single Expansion would result in Williams having an aggregate unpaid Expansion cost commitment greater than three hundred million dollars ($300,000,000).

v)	The cost of any single Expansion would result in Williams having an aggregate unpaid Expansion cost commitment greater than two times the gross revenue earned by Williams over the previous twelve Month period under this Agreement.
If Williams Declines an Expansion within the Core Area, Shipper may construct the Declined Expansion at Shipper’s sole cost and the Declined Expansion may be connected to and operationally integrated with Williams’ facilities that are otherwise used to provide services under this Agreement (with, if Williams elects, Williams serving as operator of such Declined Expansion in accordance with a cost-plus operating agreement to be negotiated in good faith between the Parties), all in accordance with the Project Plan. If Shipper connects a Declined Expansion to and so operationally integrates it with Williams-owned facilities, the services on the Williams-owned facilities will be provided to Shipper pursuant to this Agreement and subject to the applicable fees.

If Williams Declines an Expansion outside of the Core Area, Shipper may construct the Declined Expansion, at Shipper’s sole cost, and Shipper’s Gas being served by the Declined Expansion shall automatically be released from the dedications under this Agreement; provided such release shall be only to the extent of the services provided by the Declined Expansion.

(b)	Williams Accepted Expansions: If Williams does not decline an Expansion pursuant to Section 1.16(a) above, Shipper shall have ninety (90) Days from receipt of Williams’ Project Plan to approve or reject Williams’ Project Plan. Thereafter the Parties shall proceed as follows:
i)	Upon receiving Shipper’s approval to proceed with the construction of the Williams- recommended Expansion, Williams shall, within twenty-four months for Gathering or compression Expansions and thirty-six months for Processing or Treating Expansions, construct and place in service such Expansion, provided that the Parties may agree to revise these in-service requirements in the future if changes in market or regulatory circumstances merit such revisions. Provided further that Williams will use commercially reasonable efforts to construct or install Shipper-requested Expansions in less time than the aforesaid in-service requirements if Shipper specifically so requests in writing. The corresponding fee(s) shall be adjusted as hereafter described and the MDQs shall be adjusted according to the Project Plan.

ii)	Should Shipper reject the Expansion as proposed in the Project Plan, the Parties shall in good faith jointly consider other alternatives for the provision of services hereunder.

iii)	Notwithstanding the foregoing, should the Parties fail to agree upon the Expansion or the Project Plan, Williams shall, at Shipper’s written direction, proceed to design, permit, construct and operate such facilities as designated by Shipper (which, for clarity, shall be included within the meaning of “Expansion,” as defined in the first paragraph of Section 1.16 above), provided that Williams will have the right to decline a Shipper-directed Expansion pursuant to Section 1.16(a) above. In no event will Williams be obligated to design, construct or operate a Shipper-directed Expansion that does not meet Williams’ policies and standards or regulatory requirements. Williams shall have the same construction and in-service deadlines as described at 1.16(b)(i) and the corresponding fees shall be adjusted as hereafter described and the MDQs shall be adjusted to reflect the expected effect on MDQs of such Expansion.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

iv)	If Williams constructs or installs an Expansion, Shipper will be obligated to pay adjusted fees (“Adjusted Fees”) and if appropriate, the fuel limits in Exhibit E will be adjusted. For each of the Gathering Fee-Type and the Basic Processing and Treating Fee-Type, in no event will the Fixed Fee portion of the Adjusted Fee be less than the Fixed Fee as of the Original Effective Date. In no event will the variable portion of the Adjusted Fee for all Fee-Types be less than the more recent of: i) the Variable Fee as of the Original Effective Date or ii) the Variable Fee as pursuant to the one-time adjustment in Section 1.11. The Adjusted Fee will be calculated as follows:
a)	The Incremental Fee will be a stand-alone fee calculated to enable Williams to recover, for each Expansion, a pre-tax internal rate of return equal to the greater of X or Y, where

X is [***]%, and

Y is the 90 day moving average yield to maturity for the Barclays Capital U.S. Long Credit Baa Index as determined on the first business day of each month as quoted by Barclays Capital Inc., plus [***] percent ([***]%), provided however, if the Barclays Capital U.S. Long Credit Baa Index is no longer published and there is no surviving index, an index comprised of bonds with all of the following characteristics: (i) U.S. dollar-denominated fixed-rate taxable bonds that are SEC-registered or Rule 144A with registration rights, (ii) minimum principal amount of $250 million, (iii) remaining time to maturity in excess of 10 years and (iv) rated Baa1, Baa2, Baa3, BBB-, BBB or BBB+ by the middle rating of Moody’s, S&P and Fitch, would be substituted for the Barclays Capital U.S. Long Credit Baa Index.

If there is a change in governmental regulations or laws that causes Williams Partners L.P. to become a tax paying entity for US federal income tax purposes, X and Y shall be adjusted by 1) a reduction therein to reflect the after tax cost of debt capital, at an assumed rate of X or Y, as applicable, less [***] percent ([***]%), that would be attributable to an assumed fifty percent (50%) debt portion of the total capital required for the Expansion and 2) an increase therein attributable to the taxation of income from the Expansion.

The Incremental Fee will include:
1.	Actual capital costs for the Expansion, consisting of i) the approved amount in the Williams capital work order, plus ii) any subsequent mutually-agreed-to change orders; provided that amounts in excess of i) plus ii) will be divided equally between Williams and Shipper,

2.	Operating and maintenance costs, and

3.	Maintenance capital required for Expansions.
b)	The Adjusted Fee for Expansions that do not involve an MDQ increase will be calculated by adding the Incremental Fee to the last applicable fee.

c)	The Adjusted Fee (Fa) for Expansions that do involve an MDQ increase will be determined by applying the weighted average of the Current Fee (Fc) and Incremental Fee (Fi) using the formulae below, which are intended to maintain the forecast net present value of the original investment (as it stands at the time of this fee adjustment) and add the net present value of the incremental investment to result in the Adjusted Fee (A sample calculation is in Exhibit M):

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Adjusted Fee = Fa = FcWc + FiWi
Fixed portion of Adjusted Fee = Faf = Fa – Fv
Where:
Fc is the Current Fee
Fi is the Incremental Fee
Fv is the Variable portion of the Fee
Weighting Factors;
Where:
y is the year (from 1 to 20)
Vyc is the average production deliverability for year y predicted by the hydraulic model using the Expansion facilities included in the last
Adjusted Fee.
Vyp is the average production deliverability for year y predicted by the hydraulic model using the Expansion facilities included in the current
Incremental Fee.
IRR is the rate of return as determined
by Section 1.16(b)(iv)(a) above.
v)	If a fee adjustment is required then such fee(s) shall be adjusted annually, effective on each July 1, for minor Expansions (an Expansion that is fifty million dollars or less) placed in service in the prior twelve (12) Months ending June 30, using the formula above for all of the cumulative minor Expansions; or for significant Expansions (an Expansion that is greater than fifty million dollars) whenever a significant Expansion is placed in service and Shipper shall become subject to such Adjusted Fees and Exhibit E and Exhibit K (Gathering MDQs) or Exhibit H (Basic Processing MDQs), as appropriate, will be automatically deemed amended accordingly.
a)	In the event Williams incurs costs for an Expansion that has been approved by Shipper and Shipper elects to cancel such Expansion prior to it being placed in service, all costs incurred prior to such cancellation will be included in the next fee adjustment following such cancellation.

b)	To the extent facilities are placed in-service for the benefit of third parties and later become an Expansion, the fee adjustments related to such Expansion will be implemented in the year that the facilities become an Expansion.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

vi)	Fee adjustments (which, in accordance with the formulae under Section 1.16(b)(iv)(c)above, are based upon the volume forecasts referred to in the first paragraph of this Section 1.16) shall be limited by the capacity of the facilities associated with the Expansion and will not be based upon any part of capacity or service improvements intended to benefit third parties.

vii)	Upon request, Shipper will provide to Williams an update of its drilling plans and other reasonable information necessary to confirm Shipper’s progress with the production-related activities that support an Expansion. Before such an Expansion is placed into service, if Williams reasonably believes that Shipper is not proceeding sufficiently with such production-related activities, then Williams may require that Shipper provide reasonably satisfactory evidence that Shipper is so proceeding. If Shipper fails to provide such evidence, Williams shall have the right to terminate the Expansion and all related expenditures and the costs incurred prior to such termination shall be included in the next Fee Adjustment.
c)	Minor Expansions. The Parties will work together in good faith to mutually agree upon expedited minor Expansions using the general process parameters and applying the fee adjustments in this Section 1.16.
2.	SERVICE-RELATED PROVISIONS
2.1	MDQ Decrease and Cryogenic Processing MDQ Decrease. Williams may decrease Shipper’s MDQ any time after this Agreement has been in effect for one hundred eighty (180) Days if the average of Shipper’s Confirmed Nominations on a Daily basis over the immediately preceding one hundred eighty (180) Days fails to equal at least eighty percent (80%) of the MDQ. Williams shall provide written notice of the new MDQ to Shipper at least ten (10) business Days before effecting the decrease, which notice by Williams shall automatically amend this Agreement on the first Day of the Month following the Month of delivery. In no event shall the new MDQ be lower than one hundred and ten percent (110%) of the average of Shipper’s Confirmed Nominations on a Daily basis over the one hundred eighty (180) Days immediately preceding. Williams may decrease Shipper’s Cryogenic Processing MDQ any time after December 31, 2012, if the average of Shipper’s Gas available for Cryogenic Processing on a Daily basis over the immediately preceding one hundred eighty (180) Days fails to equal at least eighty percent (80%) of the Cryogenic Processing MDQ. Williams shall provide written notice of the new Cryogenic Processing MDQ to Shipper at least ten (10) business Days before effecting the decrease, which notice by Williams shall automatically amend this Agreement on the first Day of the Month following the Month of delivery. In no event shall the new Cryogenic Processing MDQ be lower than one hundred and ten percent (110%) of the average volume of Shipper’s Gas that Shipper has made available for Cryogenic Processing on a Daily basis over the one hundred eighty (180) Days immediately preceding.

2.2	Notice of New Wellhead Gathering Receipt Points. If, at any time during the effectiveness of this Agreement, Shipper’s Gas that is to be produced from any future well, Shipper shall, at least thirty (30) Days prior to drilling the well, in an area where Williams provides wellhead gathering service, give Williams written notice identifying: Shipper’s right, title or interest in such Gas; the name of the well; the location of the well; and a reasonable estimate of the well’s production. It is understood by the Parties that this notice requirement can be fulfilled by Shipper’s updated forecasts of expected production of Shipper’s Gas required by Section 1.16 if such forecast includes the subject well.

2.3	Notice of Subsequently Acquired Interest in Gas from Existing and Future Wells in the Area of Interest. If after the Original Effective Date Shipper acquires any right, title or interest in Gas that is being produced, or is to be produced, from any existing or future well in the Area of Interest, Shipper shall, give Williams written notice identifying: Shipper’s right, title or interest in such Gas (“Subsequently Acquired Gas”); the name of the well; the location of the well; the well’s historical production or estimated future production; whether the well will require connection to the Gathering System in order for Williams to receive the Subsequently Acquired Gas; and whether the Subsequently Acquired Gas was acquired by Shipper subject to prior dedication (and, if so, provide Williams a copy of

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

the agreement, subject to Williams maintaining its confidentiality and with the fees redacted, or if the agreement is subject to confidentiality restrictions, identifying the person or entity to whom the Subsequently Acquired Gas is dedicated and the remaining primary term of such prior dedication and the recorded memorandum). If the Subsequently Acquired Gas is to be produced from an existing well, then Shipper shall give Williams such written notice at least thirty (30) Days after Shipper begins operating the existing well. If the Subsequently Acquired Gas is to be produced from a future well, in an area where Williams provides wellhead gathering service, then Shipper shall give Williams such written notice at least thirty (30) Days before the well is to be drilled. Williams shall provide Gathering, Basic Processing, Dehydrating, and Treating services for the Subsequently Acquired Gas that is not subject to a prior dedication, and any facility additions or modifications and related rate adjustments shall be pursuant to Section 1.16. Williams shall provide Cryogenic Processing services for the Subsequently Acquired Gas that is not subject to a prior dedication, up to the Cryogenic Processing MDQ. If the Subsequently Acquired Gas is subject to prior dedication, Shipper shall give Williams an additional thirty-six (36) months, or such amount as the remaining term of the dedication if less than thirty-six (36) months written notice preceding the expiration or termination of the primary term of the prior dedication. Williams shall then have the option to receive the Subsequently Acquired Gas under this Agreement, which it may exercise by providing Shipper written notice thereof within ninety (90) Days after Williams receives the required additional written notice from Shipper, or at any time after the expiration or termination of the primary term of the prior dedication if Shipper does not give Williams such additional written notice. If Williams exercises the applicable option, then any facility additions or modifications and related rate adjustments shall be pursuant to Section 1.16 herein and this Agreement shall be automatically amended to include the Receipt Point(s) at which the Subsequently Acquired Gas will be received by Williams, which amendment shall be effective the later of the date Williams exercises this option or the date the well is connected to the Gathering System. Only if Williams declines to exercise the applicable option after receiving the required written notice(s) from Shipper shall the Subsequently Acquired Gas be released from dedication to Williams under this Agreement.

2.4	Shipper’s Liability for Failure to Give the Required Notice(s). Shipper shall be liable to Williams for any and all damages resulting from Shipper’s failure to give, or timely give, the written notice(s) required by such Sections 2.2 and 2.3.

2.5	Abandonment. If all of Williams’ facilities, used to provide Gathering, Basic Processing, Dehydrating, Treating, or other services encompassed by the Fee-Types, in the Area of Interest, or any segment thereof, is not utilized for 365 consecutive Days or becomes uneconomic to maintain and/or operate (the “Unutilized Asset”), then Williams may propose to permanently abandon the Unutilized Asset by providing written notification to Shipper at least sixty (60) Days in advance of the commencement thereof, whereupon Shipper will have the right, for a period of sixty (60) Days following receipt of such notice to elect upon written notice to Williams to take title to the Unutilized Asset. Shipper’s failure to timely so elect shall be deemed Shipper’s election not to take title to the Unutilized Asset. If Shipper elects to take title to the Unutilized Asset, then Williams will transfer all of its interest in the Unutilized Asset to Shipper at no cost to Shipper and Williams will be relieved of any obligations to provide any services previously provided to Shipper on the transferred assets. If Shipper does not elect to take title to the Unutilized Asset, Williams may, after the expiration of the 60 Day notice, commence abandonment of the Unutilized Asset, after which Williams will no longer have any obligations related to providing services on the Unutilized Asset. Provided, if Williams does not own such facilities then Williams shall have the right to re-deploy or relocate facilities or terminate service arrangements for such facilities without providing title to Shipper. This Section 2.5 does not apply to Williams’ facilities used to provide Cryogenic Processing services. It shall be in Williams’ sole discretion whether to abandon any facilities used to provide Cryogenic Processing services, provided that, this shall not be construed as relieving Williams of its obligations under this Agreement.

2.6	Williams’ Election to Exclude Certain Third Party Owned Gas from Shipper’s Gas. Shipper has informed Williams and shall keep Williams updated with respect to all Gas that is produced from third party owned leases in the Area of Interest and purchased by Shipper plus all third party owned Gas

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

produced from Shipper’s leases that Shipper has the right to market. Notwithstanding anything else in this Agreement, other than with respect to Gas that is owned by third party royalty owners in Shipper’s leases and Gas that Shipper is presently committed to purchase from the RMT Firm Customers, Williams may upon giving sixty (60) Days advance notice to Shipper elect to exclude any of such purchased and/or third party owned Gas from Shipper’s Gas.

2.7	Purchases of Third Party Gas and Non-Compete. Notwithstanding anything else herein, neither Shipper nor WPX will use the services provided by Williams pursuant to this Agreement to serve Gas purchased by Shipper or WPX from third parties other than the RMT Firm Customers, provided that services for such RMT Firm Customers’ Gas shall be subject to the MDQ that is in effect as of the Original Effective Date. Except i) Williams Declined Expansions outside of the Core Area and ii) Shipper and WPX acquisitions of facilities that are an integral part of an acquisition of production or lease(s), neither Shipper nor WPX shall engage in activities within the Area of Interest that are in competition with the services provided by Williams under this Agreement.
3.	INSTALLATION OF CUSTODY TRANSFER METERS AND ELECTRONIC FLOW MEASUREMENT
3.1	Not later than October 31, 2012, Williams shall install custody transfer quality measurement equipment at all of the Central Delivery Point Gathering Receipt Points listed on Exhibit C. Such measurement equipment will meet all industry standards for custody transfer measurement and shall, in accordance with Shipper’s timely written directions, include such equipment as chromatographs and hygrometers. To the extent that Williams expends more or less than $6,300,000 to install such measurement equipment, such excess or underage will be paid by Shipper to Williams or credited by Williams to Shipper, respectively.

3.2	EFM Equipment and Installation Specifications. All EFM installed by a Party shall remain the property of that Party. The EFM so installed shall comply with the specifications at the time of installation and set forth in API MPMS Chapter 21.1, all applicable API codes and regulations and all applicable regulatory requirements.

3.3	Operational Data Access. Each Party shall have access to the other Party’s operational EFM data from EFM sites via a file transfer for Gas that is subject to this Agreement. The Party providing such data shall update the operational EFM data approximately hourly, or as allowed by network limitations, but no less than once a Day. Such operational data from the EFM device, which, if available, shall include meter identification, date, time, Gas temperature, static pressure, differential pressure, total Mcf for the current Month, average Mcf per Day for the current Month, instantaneous Mcf per Day and cumulative flows for the previous twenty four (24) hour period. The Parties hereto recognize and accept that such operational EFM data may differ from the actual data used for custody transfer purposes.

3.4	Use of Radio Facilities. Williams and Shipper recognize that certain radio transmission limitations may exist in the area where many EFM Sites are located and that the use of existing radio towers may not access all EFM Sites. To provide the EFM service contemplated herein, where not prohibited by law or regulation and upon providing written notice each Party will allow the other Party (“Utilizing Party”) to utilize the Party’s radio facilities, excluding the use of the actual radio frequencies, for the sole purpose of receiving and/or transmitting EFM data. The radios of the Utilizing Party must be installed in manner that does not interfere with the other Party’s equipment or communication. If at any time a Utilizing Party’s radio interferes with the other Party’s equipment or communication the Utilizing Party will immediately disable or remove the Utilizing Party’s radio until said problem is resolved. Each Party using such radio facilities shall secure all local, state and federal permits required for the operation of their radio systems.

3.5	Exclusion of Certain Damages Related to EFM. Neither Party shall be liable to the other Party for any special, incidental, exemplary, punitive or consequential damages arising from, or as a result of, any

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

delay, omission or error in the transmission or receipt of any information pursuant to this Section 3 even if either Party has been advised of the possibility of such damages, and regardless of fault.
4.	STATEMENTS AND PAYMENT
4.1	Report and Statement by Shipper. Where CTM is not being performed by Williams, Shipper’s Operator shall report to Williams the Day(s) of production, the Month and year in which such production is to be recognized, Mcf pressure base, Btu pressure base, Daily Mcf, Daily Btu, Daily MMBtu and quality of Shipper’s Gas. Such report shall consist of the best data available to Shipper by the third (3rdh) business Day of the Month and shall be transmitted to Williams electronically or via facsimile on or before the third (3rd) business Day of each Month for Shipper’s Gas delivered to Williams during the preceding Month. Shipper’s Operator shall also send to Williams via mail, including electronic mail or facsimile, on or before the tenth (10th) business Day of each Month a written statement confirming such report. Any adjustments to such report shall be sent as a net adjustment identified by the Day of production. Williams may request an additional Monthly electronic audit file with all of the hourly, daily, configuration and event/alarm data.

4.2	Statement by Williams. On or before the fifteenth (15th) Day of each Month, Williams shall make available to Shipper and/or WPX, as appropriate, a statement setting forth the following:
(a)	The number of MMBtus and Mcfs of Shipper’s Gas received by Williams at the Receipt Point(s) during the preceding Month;

(b)	The number of MMBtus and Mcfs delivered by Williams for Shipper’s or WPX’s, as appropriate, account to the Delivery Point(s) during the preceding Month;

(c)	The number of MMBtus and Mcfs of Shipper’s Gas retained by Williams as Gathering Fuel, Basic Processing Plant Fuel, and Cryogenic Processing Plant Fuel during the preceding Month;

(d)	The Imbalance in MMBtus and Mcfs for the preceding Month and cumulative Imbalance in MMBtus and Mcfs for all preceding Months;

(e)	The fees and any other amounts due and payable by Shipper or WPX, as appropriate, for services rendered or electric fuel during the preceding Month(s);

(f)	Any interest due and payable;

(g)	The number of MMBtus and Mcfs of Shrink, Theoretical Receipt Point Gallons, Plant Recovery Factor, and revenues due Shipper or WPX, as appropriate, if Williams disposes of Shipper’s or WPX’s, as appropriate, Plant Products, Cryogenic Processing Plant Products, or Condensate pursuant to Sections 1.6 and 1.8; and

(h)	The applicable Fixed and Variable Fees.

(i)	The previous Month’s average pressures as measured at the inlet suction point of each Field compressor station.
4.3	Payment by Shipper and WPX. Williams shall provide Shipper and WPX with the necessary information and authorization to allow electronic payment to Williams’ designated account. On the twenty-fifth (25th) Day of each Month, Shipper and WPX, as appropriate shall remit payment electronically for all amounts due Williams as set forth on the statement described in Section 4.2. If the twenty-fifth (25th) Day of the Month is a Saturday, Sunday or legal holiday, then payment shall be made before the twenty-fifth (25th) Day of the Month on a Day which is not a Saturday, Sunday or legal holiday.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

4.4	Payment by Williams. Shipper shall provide Williams with the necessary information and authorization to allow electronic payment to Shipper’s designated account. On the twenty-fifth (25th) Day of each Month, Williams shall remit payment electronically for all amounts due Shipper as set forth on the statement described in Section 4.2. If the twenty-fifth (25th) Day of the Month is a Saturday, Sunday or legal holiday, then payment shall be made before the twenty-fifth (25th) Day of the Month on a Day which is not a Saturday, Sunday or legal holiday.

4.5	Williams’ Right to Offset. Williams shall have the right to offset the stated amounts due Williams and Shipper and due Williams and WPX under this Agreement. Any such offset, including the balance remaining after such offset, shall be reflected in Williams’ statement described in Section 4.2. The remaining balance shall be paid in accordance with either Section 4.3 or Section 4.4 whichever applies.

4.6	Notice. Any notice called for in the Agreement shall be in writing and shall be considered as having been given if delivered personally, by mail, by fax, or by express courier, postage prepaid, by either Party to the other at the addresses given below or by electronic means. Routine communications, including Monthly statements, shall be considered as duly delivered when mailed by ordinary mail or by electronic means. Unless changed upon written notice by either Party, the addresses are as follows
To: Williams Field Services Company, LLC

P.O. Box 645
One Williams Center, WRC3-7
Tulsa, OK 74101
Fax: (918) 573-9755
Statements:	Attention:	Accounting Services
Contractual Notices:	Attention:	Marketing
Volume Statements from Shipper:	Attention:	Measurement
Liquids Elections	Attention:	Gas Management
To: Williams Production RMT Company LLC
Williams Production RMT Company LLC
Attn: Manager, Gas Management; 12th Floor
1001 17th Street; Suite 1200
Denver, CO 80202
303.606.4268
For Measurement:
Williams Production RMT Company LLC
Attn: Manager, Measurement; 9th Floor
1001 17th Street; Suite 1200
Denver, CO 80202
303.629.8467
Fax: 303.629.8249
To: Williams Production Ryan Gulch LLC
Williams Production Ryan Gulch LLC
Attn: Manager, Gas Management; 12th Floor
1001 17th Street; Suite 1200
Denver, CO 80202
303.606.4268

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

For Measurement:
Williams Production Ryan Gulch LLC
Attn: Manager, Measurement; 9th Floor
1001 17th Street; Suite 1200
Denver, CO 80202
303.629.8467
Fax: 303.629.8249
To: WPX Energy Marketing LLC
WPX Energy Marketing LLC
Attn: Director Trading, Physical Trading
One Williams Center; 720 Level
Tulsa, OK 74172
918.573.1471
5.	TERM

This Agreement shall become effective as of the Effective Date and continue for the life of any lease dedicated or hereafter dedicated under this Agreement.
5.1	Superseded Agreements. The following agreement(s) between the Parties is/are hereby terminated and superseded by this Agreement as of the Effective Date: The Letter Agreement dated July 13, 2009 between Williams Production RMT Company and Williams Field Services Company, LLC.
6.	EXHIBITS

This Agreement incorporates and is subject to the following Exhibits. If any term or condition in the Exhibits conflicts with any specific term or condition in this Agreement, this Agreement shall govern.

Exhibit A:	Standard Terms and Conditions
Exhibit B:	Area of Interest
Exhibit C:	Receipt Points
Exhibit D:	Delivery Points
Exhibit E:	Fees and Fuel
Exhibit F:	Calculation of Shipper’s Gross Basic Processing Plant Products
Exhibit G:	Calculation of Shipper’s Gross Cryogenic Processing Plant Products
Exhibit H:	Plants MDQs and Cryogenic Processing MDQs
Exhibit I:	Agreements with RMT Firm Customers
Exhibit J:	CO2 Limits
Exhibit K:	Field Gathering Area MDQs and Monthly Average Receipt Point Pressure Limits
Exhibit L:	Excepted Gas
Exhibit M:	Sample Calculations of Fee Adjustment
7.	FACILITIES.
7.1	Williams Use of Shipper’s Facilities. Williams and Shipper will enter into a commercially reasonable agreement granting Williams the right to use any facilities owned by Shipper (whether existing now or constructed in the future), for the purpose of providing Gas Gathering, Dehydrating, Treating or Processing, within the Area of Interest, to permit Williams to cause expansion(s), if required, of such

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

facilities (provided Williams funds such expansions) and to manage Williams’ firm capacity needs on such facilities.

7.2	Access to Roads. To the extent a Party has the right to grant such access, each Party shall grant the other, free of charge, access to roads within and around the Area of Interest (whether existing now or constructed in the future); provided that, between Shipper and Williams, the Party who grants such access shall bear all maintenance costs related to such roads.

7.3	Williams Right of First Refusal. If at any time, Shipper decides to transfer or sell any assets or facilities related to the provision of Gathering (including compression), Treating, Dehydration, or Processing services in the Area of Interest, Shipper will first permit Williams to match, in all material aspects, any bona fide offer to purchase such assets or facilities, providing Williams sixty (60) Days notice to evaluate the offer. Further, should Williams so acquire any such assets or facilities and thereafter decide to re-transfer any of them, Williams will first permit Shipper to match, in all material aspects, any bona fide offer to purchase such assets or facilities, providing Shipper sixty (60) Days notice to evaluate the offer.

7.4	Third Party Conversions. RMT has entered into certain gas purchase agreements with certain third parties (the “RMT Firm Customers”), which agreements are set out in Exhibit I. To the extent shortfall or deficiency fees are collected from an RMT Firm Customer Williams shall be entitled to the gathering and processing component(s) and RMT shall be entitled to the transportation component(s) of such fees. Williams understands that each RMT Firm Customer has a contractual right to convert its gas purchase agreement to a gathering and processing agreement (an “RMT Firm Customer G&PA”). RMT and Williams take the position that each such gas purchase agreement provides that, upon its conversion to an RMT Firm Customer G&PA, the relevant RMT Firm Customer would receive Basic Processing with Btu replacement, and would have no right to the Basic Plant Products or to receive Cryogenic Processing services. The Parties hereto agree that if an RMT Firm Customer exercises such conversion right, then Williams shall, acting on behalf of RMT as its irrevocable agent with the power to bind RMT to an RMT Firm Customer G&PA, prepare and, once approved by RMT, present to such RMT Firm Customer a proposed form of RMT Firm Customer G&PA as is required by the relevant gas purchase agreement, negotiate such proposed form to the extent necessary and except as to matters in which Williams’ economic interest is expected to be exceeded by RMT’s economic interest, and otherwise honor the other commercial terms of the applicable gas purchase agreement with respect to conversion of such gas purchase agreement to an RMT Firm Customer G&PA, all as those commercial terms did exist as of the Original Effective Date. Thereafter Williams will provide Guaranteed Capacity for Gathering and Basic Processing services pursuant to such Firm Customer G&PA (the “Firm Customer G&PA Obligations”), retaining for itself all fees and any other consideration, including Net Liquid Margins pursuant to the allocation in Exhibit E to this Agreement, associated with Gathering and Basic Processing and returning to RMT the recovered Basic Plant Products attributable to such RMT Firm Customer’s Gas. Provided however, if an RMT Firm Customer that exercises such conversion right [***] Williams shall not be obligated to provide such Basic or Cryogenic Plant Products to RMT. To the extent that RMT remains legally liable to an RMT Firm Customer for the performance of Firm Customer G&PA Obligations, Williams will indemnify and hold RMT harmless against such liability.

7.5	Third Party Deliveries. Except to the extent that any of the RMT Firm Customers exercise their contractual right to require Williams Production RMT Company LLC to provide to them Gathering and Processing services as set forth in their respective agreements, as referenced in Section 7.4, Williams shall not commit Guaranteed Capacity for third party Gas at the following Delivery Points or connecting pipelines:
(a)	Colorado Interstate Gas Roan Cliff

(b)	Colorado Interstate Gas Daisy Ditch

(c)	Barrett sixteen-inch

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

(d)	DeBeque Lateral
8.	ENTIRE AGREEMENT

This Agreement, together with its Exhibits, contains the entire agreement of the Parties with respect to the matters addressed herein and supersedes all prior and contemporaneous agreements, representations and understandings of the Parties with respect to such matters. The Parties represent and acknowledge that in executing this Agreement they do not rely on and have not relied on any representation or statement, oral or written, which is not set forth in this Agreement.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
     IN WITNESS WHEREOF, the Parties hereto have executed quadruplicate original copies of this Agreement.

WILLIAMS FIELD SERVICES COMPANY, LLC		WILLIAMS PRODUCTION RMT COMPANY LLC

By:	/s/ Rory L. Miller	By:	/s/ Neal Buck

	Name: Rory L. Miller		Name: Neal Buck
	Title: Senior Vice President		Title: Vice President

WPX ENERGY MARKETING, LLC		WILLIAMS PRODUCTION RYAN GULCH LLC

By:	/s/ Michael R. Fiser	By:	/s/ Neal Buck

	Name: Michael R. Fiser		Name: Neal Buck
	Title: Vice President		Title: Vice President
Signature Page to the Amended and Restated Gas Gathering, Processing, Dehydrating and Treating Agreement

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “A”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
STANDARD TERMS AND CONDITIONS
References in this Exhibit A to Sections 1 through 9 refer to sections of the Agreement of which this Exhibit is a part.
A.	DEFINITIONS
A.1	Adjusted Available Supplies shall have that meaning set out in E.1

A.2	Adjusted Fee shall have the meaning set out in Section 1.16.

A.3	Affiliate shall mean any person controlled, controlling or under common control with the relevant person. For purposes of this definition, the term “control” (including derivative terms) means the direct or indirect ability to direct the management and policy of the relevant person, whether by ownership, or control of voting interests, contract or otherwise.

A.4	Area of Interest shall mean that area described on Exhibit B.

A.5	Available Supplies shall have that meaning set out in E.1

A.6	Basic Processing shall mean the non-cryogenic liquefaction and removal of hydrocarbons other than Condensate from Gas.

A.7	Basic Processing Plant shall mean those facilities used by Williams to provide services covered by the Basic Processing and Treating Fee-Type set out Exhibit E regardless of whether located in the Field.

A.8	Basic Processing Plant Fuel shall mean the number of MMBtus of Gas or other hydrocarbons used or consumed in the operation of the Basic Processing Plant, including, but not limited to, fuel, flared and vented Gas and such Gas as may be lost and unaccounted for despite the prudent operation of the Basic Processing Plant.

A.9	British Thermal Unit or “Btu” shall mean the measurement unit for the amount of heat required to raise the temperature of one (1) pound of water one (1) degree Fahrenheit at 60 degrees Fahrenheit.

A.10	Bypassed Shipper’s Gas shall mean the sum of Shipper’s Gas measured at (a) the Ryan Gulch Custody Meter, and (b) the Starkey Gulch Custody Meter, less that volume of Gas measured at the Willow Creek Plant inlet that is allocated to Shipper.

A.11	Carbon Fee shall mean any taxes, fees, allowances, credits, charges and other costs imposed by any governmental or regulatory authority having proper jurisdiction thereof as it relates to the control, monitoring or reporting of Greenhouse Gases incurred by Williams which is attributable to any of the services provided herein for Shipper’s Gas.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
A.12	CDP shall mean those Receipt Points that are central delivery point(s) for receipt of Gas as set out in Exhibit C, as may be amended from time to time.

A.13	CIG shall mean Colorado Interstate Gas Company.

A.14	Condensate shall mean the liquid hydrocarbons that are generated from the Gas upstream of either a Basic Processing Plant or a Cryogenic Processing Plant, except that it includes those liquid hydrocarbons collected in Basic Processing Plant-inlet slugcatchers or Cryogenic Processing Plant-inlet slugcatchers.

A.15	Contract Year shall mean each consecutive twelve Month period beginning the Original Effective Date.

A.16	Core Area shall mean that subset of acreage within the Area of Interest that is set out in Exhibit B within which Shipper owns an interest in Gas production as of the Original Effective Date.

A.17	Cryogenic Processing shall mean the liquefaction and removal of hydrocarbons from Gas through the use of a turbo-expander, lean oil or other high ethane recovery process.

A.18	Cryogenic Processing Plant shall mean those facilities used by Williams to provide Cryogenic Processing services.

A.19	Cryogenic Processing Plant Fuel shall mean the number of MMBtus of Gas or other hydrocarbons used or consumed in the operation of a Cryogenic Processing Plant, including, but not limited to, fuel, flared and vented Gas and such Gas as may be lost and unaccounted for despite the prudent operation of the Cryogenic Processing Plant.

A.20	Cryogenic Processing Plant Products shall mean those liquid hydrocarbon components obtained by Cryogenic Processing, including, ethane, propane, iso-butane, normal butane, and natural gasoline (pentanes and heavier hydrocarbons).

A.21	CTM shall mean custody transfer measurement.

A.22	Cubic Foot shall mean the volume of Gas occupying one cubic foot of space when such Gas is at a base temperature of sixty degrees Fahrenheit (60° F) and a base pressure of 14.73 Psia and shall be calculated in accordance with ANSI/API 2530 where the factors for Fpwl and Fhgt shall each be equal to one (1).

A.23	Current Fee shall mean the last applicable Adjusted Fee.

A.24	Day or Daily shall mean twenty-four (24) consecutive hours beginning at 9:00 am CST or as designated by Williams.

A.25	Dehydrate, Dehydration or Dehydrating shall mean the removal of water vapor from Gas other than by means of Field Dehydration..

A.26	Delivery Point(s) shall mean those point(s) described on Exhibit “D” where Shipper’s Gas may be delivered.

A.27	Displaced Volume shall mean that volume of Shipper’s Gas that is within Shipper’s Cryogenic Processing MDQ and that Williams elects to Cryogenically Process at the Echo Springs Plant instead of at the Willow Creek Plant.

A.28	Dollar or “$” shall mean United States dollars.

A.29	Echo Springs Plant shall mean the Cryogenic Processing facility located in Carbon County, Wyoming, and owned by Williams’ Affiliate, Wamsutter LLC.

A.30	Effective Date shall have the meaning set out in the first paragraph of this Agreement.

A.31	Excepted Gas shall have the meaning set forth at Section 1.1(c).

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
A.32	Fee-Type shall mean those categories of fees that apply to specific groups of services and are set out in Exhibit E.

A.33	Field shall mean any point on the Gathering System upstream of either a Basic Processing Plant or a Cryogenic Processing Plant.

A.34	Field Dehydration shall mean the removal of water vapor from Gas performed in the Field.

A.35	Fixed Fee shall have the meaning set out in Exhibit E.

A.36	Flowback shall mean the event of Gas flow that occurs during well completion operations.

A.37	Force Majeure shall have the meaning set out in Section B.3

A.38	Gas shall mean any mixture of gaseous hydrocarbons or of hydrocarbons and other gases, in a gaseous state, consisting primarily of methane.

A.39	Gather, Gathered or Gathering shall mean the receipt of Gas by Williams for delivery to Delivery Point(s), including compression and Field Dehydration where applicable.

A.40	Gathering Fuel shall mean the number of MMBtus of Gas used or consumed in the operation of the Gathering System including, but not limited to, fuel, flared and vented Gas and such Gas as may be lost and/or gained and unaccounted for despite the prudent operation of the Gathering System.

A.41	Gathering System shall mean those facilities used by Williams to Gather Shipper’s Gas.

A.42	GPA shall mean Gas Processors Association.

A.43	Greenhouse Gas shall mean carbon dioxide, hydrocarbon, methane, nitrous oxide, sulfur hexafluoride, any perfluorocarbon, hydroflurocarbon and any and every other substance designated as a greenhouse gas or the emission or release of which is restricted, limited or controlled by any regulatory body or governmental authority at any time or from time to time.

A.44	Gross Heating Value shall mean the total Btu content for a standard cubic foot of Gas on a dry basis as determined by calculation from a compositional analysis using physical properties of gases at 14.73 psia and sixty degrees Fahrenheit (60[o]F), as prescribed by industry standards.

A.45	Guaranteed Capacity shall mean the capacity that Williams’ guarantees to have available to provide the Gathering and Processing identified in Section 1 except during times of capacity allocation pursuant to Section B.4.

A.46	Imbalance shall mean when the number of MMBtus of Shipper’s Gas received by Williams at the Receipt Point(s), after subtracting Gathering Fuel and Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, does not equal Shipper’s Confirmed Nomination(s).

A.47	Interconnecting Pipeline(s) shall mean any pipeline connected immediately downstream of the Delivery Point(s).

A.48	Mcf shall mean one thousand (1,000) Cubic Feet of Gas and shall be the unit of volume typically utilized under this Agreement.

A.49	MDQ shall mean the maximum daily quantity of Gas expressed in Mcf/Day for which Williams is obligated to provide to Shipper the services that are covered by (i) the Basic Processing and Treating Fee-Type, as shown on Exhibit H, (ii) the Gathering Fee-Type, as shown on Exhibit K, or (iii) Cryogenic Processing as shown on Exhibit H, as appropriate based on the context.

A.50	MDQ Schedule shall mean the projected MDQ for ten (10) years at the points designated in Exhibits H and K, shown in Monthly increments.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
A.51	Minimize Dilution shall mean WPX’s obligation to make commercially reasonable efforts to minimize potential dilution of the BTU content of the Gas entering the Echo Springs Plant by submitting a cycle 1 nomination for transportation on CIG from the CIG Roan Cliffs receipt point to the CIG Sand Springs delivery point by either primary path, or secondary path through the Echo Springs Plant, a volume of Gas equal to or greater than the lesser of (i) the capacity of WPX on CIG between the CIG Roan Cliffs receipt point and the CIG Sand Springs delivery point, or (ii) WPX’s good faith estimate of the volume of Gas that will be nominated by third parties from west of Sand Springs to the CIG mainline.

A.52	MMBtu shall mean one million (1,000,000) Btus.

A.53	MMcf shall mean one million (1,000,000) Cubic Feet of Gas.

A.54	Month or Monthly shall mean a calendar month commencing on the first Day of that calendar month and ending on the last Day of that calendar month.

A.55	Net Liquid Margin shall mean the remainder obtained by subtracting “X” from “Y” where “X” equals the sum of (i) Shipper’s pro-rata share of actual Cryogenic Processing Plant Fuel or Basic Processing Plant Fuel, as applicable, multiplied by the applicable [***] index price as published in Gas Daily or an applicable [***] index price should such an index be published (the “Index Price”), plus (ii) Shipper’s pro-rata share of actual Shrink multiplied by the Index Price, plus (iii) Shipper’s pro-rata share of actual Plant Power, plus (iv) T&F; and “Y” equals the actual price received by Shipper or WPX for Shipper’s Plant Products or Shipper’s Cryogenic Processing Plant Products, whichever is applicable.

A.56	Non-Guaranteed Capacity shall mean that Williams does not at any time guarantee to have the capacity available to provide the Gathering and Processing identified in Section 1; however, should Williams have such capacity so available, Williams shall be obligated to provide it to Shipper or WPX, as applicable, pro rata with all other holders of Non-Guaranteed Capacity.

A.57	Parachute Complex shall mean Williams’ facilities located in Township 6 South, Range 96 West, North 1/2 of North East 1/4 of Section 33 and South 1/2 of South East 1/4 of Section 28 of Garfield County Colorado.

A.58	Plant Power shall mean the cost of purchased electricity used or consumed in the operation of a Basic Processing Plant or in the operation of a Cryogenic Processing Plant.

A.59	Plant Products shall mean those liquid hydrocarbon components obtained by Basic Processing including, ethane, propane, iso-butane, normal butane, and natural gasoline (pentanes and heavier hydrocarbons).

A.60	Process, Processed or Processing shall mean the liquefaction and removal of Plant Products or Cryogenic Processing Plant Products from Gas through Basic Processing or through Cryogenic Processing, as applicable.

A.61	Receipt Point(s) shall mean the upstream flange(s) of the Gathering System to which an individual well or a central delivery point is connected where Shipper has a right, title and/or interest in Gas. Exhibit “C” is a list of all Receipt Points as of the Original Effective Date.

A.62	RMT Firm Customers shall mean those companies who are parties to the agreements with Williams Production RMT Company LLC that are listed on Exhibit I.

A.63	Royalties shall mean the actual amounts paid by Shipper to the royalty holders attributable to the Shipper’s Gas.

A.64	Ryan Gulch Custody Meter shall mean that custody-quality meter, Williams ID#20402-01, located between the outlet of the Ryan Gulch compressor station and the inlet of the Willow Creek Plant.

A.65	Shipper’s Confirmed Nominations shall have the meaning set out in Section E.3

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
A.66	Shipper’s Gas shall mean all Gas produced from the Area of Interest in which Shipper or any Affiliate of Shipper, including, but not limited to, WPX, has a present or future right, title, or interest, whether such right, title or interest is now owned or hereafter acquired, including Gas that is produced from third party owned leases in the Area of Interest and purchased by Shipper or any Affiliate of Shipper, plus all third party owned Gas produced from Shipper or Shipper’s Affiliate-operated wells, as the case may be, that Shipper or Shipper’s Affiliate, as applicable, has the right to market, other than such purchased Gas and/or such third party owned Gas that Williams elects pursuant to Section 2.7 to exclude from Shipper’s Gas.

A.67	Shipper’s Operator shall mean the operator of the facilities upstream of a given Receipt Point. Shipper’s Operator, however, may also operate CTM equipment located downstream of a given Receipt Point as provided in Section D.5. Shipper’s Operator may be either Shipper, Shipper’s Affiliate, or a third party acting on Shipper’s behalf. When Shipper’s Operator is a third party acting on Shipper’s behalf, it shall be Shipper’s responsibility to cause such third party to comply with those terms of this Agreement which refer to Shipper’s Operator.

A.68	Shrink shall mean the Btu reduction of Gas attributable to Processing.

A.69	Starkey Gulch Custody Meter shall mean that custody-quality meter, Williams ID# 20400, located between the tailgate of the Parachute Complex and the inlet of Williams’ 30-inch Parachute Lateral pipeline that extends to the inlet of the Willow Creek Plant.

A.70	T&F shall mean the actual pipeline transportation and fractionation expense charged to Shipper, or WPX as applicable, for Shipper’s Plant Products or Cryogenic Processing Plant Products sold at the tailgate of Basic Processing Plants or Cryogenic Processing Plant to Williams or Williams’ Affiliates.

A.71	Telemetering Facilities shall mean electronic monitoring facilities, including but not limited to electronic flow measurement facilities, remote terminal units and all other end devices and transmitters used to calculate pressure, temperature, differential pressure, flow and valve position.

A.72	Treat, Treating, Treater, or Treatment shall mean the removal, reduction or dilution of CO2 in Gas.

A.73	Variable Fee shall have the meaning set out in Exhibit E.

A.74	Williams’ Nomination System shall mean Williams’ nomination and scheduling system, including any modification or replacement thereof which Williams may require. Williams shall provide 30 Days written notice to Shipper prior to making any such modifications or replacements.

A.75	Williams Partners L.P. shall mean the master limited partnership that is a parent company of Williams or a successor thereof.

A.76	Willow Creek Agreement shall mean the letter agreement between Shipper and Williams for the gathering, processing and treating at Williams Willow Creek Processing Plant dated July 13, 2009.

A.77	Willow Creek Plant shall mean the Cryogenic Processing and Basic Processing and Treating facility located near Greasewood, Colorado and owned by Williams.
B.	OPERATING PROVISIONS
B.1	Operational Control. Williams shall be entitled to complete operational control of its facilities and shall operate its facilities in a manner that, in Williams’ sole opinion, is consistent with its obligations under this Agreement. However, this Section B.1 shall not be interpreted to relieve Williams of its obligations under this Agreement.

B.2	Maintenance. Williams shall, without liability to Shipper, be entitled to perform such maintenance, testing, alteration, modification, repair or replacement of the Gathering System and/or Basic Processing Plant and/or Cryogenic Processing Plant, or any part thereof, as would be done by a prudent operator (“Maintenance”), even if it requires the allocation of capacity pursuant to Section B.4. Williams will

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
provide notice to Shipper of scheduled maintenance that is expected to temporarily reduce Williams’ ability to provide the services in this Agreement at least thirty (30) Days prior to the commencement of such maintenance.

B.3	Force Majeure. Neither Williams nor Shipper shall be liable in damages to the other for inability to perform under this Agreement due to an event of Force Majeure. As used herein, the term “Force Majeure” shall mean any act, omission, or circumstances occasioned by or in consequence of any Acts of God, blockades, insurrections, riots, epidemics, flood, washouts, landslides, mudslides, earthquakes, storms, threat of hurricanes and tropical storms, extreme hot, cold, or freezing weather, lightning, fire, restraint of rulers and peoples, civil disturbances, war, explosions, mechanical failure, structural failure, unavailability or shortages of third party provided electric power, breakage of or accident to machinery, line of pipe, platform or wells, the inability or failure of downstream or upstream pipelines to deliver or receive, the order of any court or governmental authority having jurisdiction, any change in any applicable regulation materially affecting the operation of the facilities or any other cause of a similar nature, whether of the kind herein enumerated or otherwise, not reasonably within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to prevent or overcome. Failure to prevent or settle any strike or strikes shall not be considered a matter within the control of the Party claiming suspension. With regard to the installation of new facilities or modifications to existing facilities, delay or inability to obtain any necessary permits, licenses, notices to proceed, or rights-of-way from a regulatory agency or landowner after an application or request by Williams shall be deemed to be a Force Majeure event, provided Williams has given reasonable notice of any planned suspension of service to Shipper. Force Majeure shall not relieve either Party of liability in the event of its concurring negligence and shall only relieve the non-performing Party from liability for failure to perform under this Agreement for so long as such Party is making reasonable efforts to remedy the situation. Force Majeure shall not relieve either Party of its obligation to pay money due under this Agreement. Williams shall provide to Shipper a notice of each event of Force Majeure, to include reasonable information concerning the event, as soon as practicable following the occurrence thereof.

B.4	Allocation of Capacity. Notwithstanding any other term of this Agreement, if for any Day Williams determines that the capacity of its Gathering facilities and/or Basic Processing Plant(s) and/or Cryogenic Processing Plant(s) is constrained, Williams shall, without liability to Shipper, allocate the available capacity as follows:
(a)	Capacity shall first be allocated pro rata to all shippers with Guaranteed Capacity based upon the lower of their respective (i) maximum daily quantities or MDQs as applicable, (ii) Available Supplies or (iii) Adjusted Available Supplies; and

(b)	Any remaining capacity shall be allocated pro rata to all shippers with Non-Guaranteed Capacity based upon the lower of their respective (i) maximum daily quantities or MDQs, as applicable, (ii) Available Supplies or (iii) Adjusted Available Supplies.
However, if Williams can identify the location of the constraint, then Williams shall, without liability to Shipper, endeavor to allocate the capacity available at the constraint location only among those shippers whose Gas is affected by the constraint.

B.5	Access, Easements and Rights-of-Way. Each Party shall provide the other Party with access to its facilities as is necessary and convenient for the other Party to perform its obligations under this Agreement. Each Party grants to the other Party the use of all easements and rights-of-way held by each Party that are necessary and convenient for each Party to perform its obligations under this Agreement. Such use shall include, but not be limited to, those rights under a Party’s oil and Gas lease(s) or other rights to construct, operate, and maintain pipelines and appurtenant facilities for the purpose of Gathering Gas. Each Party shall abide by the rules, regulations and restrictions as may be imposed on it by access, easements, rights-of-way or other relevant agreements. Each Party shall be responsible for maintaining such access, easements, rights-of-way and other relevant agreements at its sole cost and expense.

B.6	Shipper’s Delivery Pressure. Shipper shall deliver Shipper’s Gas to the Receipt Point(s) at pressure(s) sufficient to cause it to enter Williams’ facilities; however, such pressure(s) shall not exceed the

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
maximum allowable operating pressure of Williams’ facilities (“Williams’ MAOP”). Williams’ MAOP for a given facility may be revised from time to time by Williams in its sole discretion. Williams shall provide Shipper timely notice of any such MAOP revisions. Unless otherwise expressly provided in Section 1, Williams is not obligated to modify the pressure(s) in its facilities in order to cause the entry of Shipper’s Gas into its facilities. Shipper shall equip its compression equipment, if any, with:
(a)	over pressurization protection devices in accordance with ANSI B31.8 to prevent delivery pressure in excess of Williams’ MAOP;

(b)	Gas cooling to prevent delivery temperatures in excess of 120° F into Williams’ facilities; and

(c)	pulsation dampening equipment, as necessary, to minimize pulsation induced measurement errors to less than two percent (2%) peak-to-peak square root error.
B.7	Williams’ Delivery Pressure. Williams shall deliver Gas to the Delivery Point(s) at whatever pressure(s) exist(s) in Williams’ facilities. Williams is not obligated to modify the pressure(s) in its facilities in order to cause the entry of Gas into the Delivery Point(s).

B.8	Noise Regulation. If any regulatory body having jurisdiction over the Basic Processing Plant, Cryogenic Processing Plant, or Gathering System imposes stricter noise standards on equipment used to Gather or Process Shipper’s Gas than exist as of the date of this Agreement, the Parties shall share the costs to construct or modify existing facilities to meet the newly imposed standards in the following manner: 1) the first one million dollars ($1,000,000) shall be paid by Williams; 2) the second one million dollars ($1,000,000) shall be allocated amongst shippers based on receipt volumes at the applicable facilities and Shipper shall pay its pro rata share thereof; and 3) any remaining amount shall be allocated half to Williams and half shall be allocated amongst shippers based on receipt volumes at the applicable facilities and Shipper shall pay its pro rata share thereof.

B.9	Greenhouse Gas and Other Environmental Regulation. If following the Effective Date, any regulatory body or governmental authority having jurisdiction imposes emissions or other standards related to Greenhouse Gases or other environmental performance standards or regulation, including without limitation, a Carbon Fee, affecting the facilities or equipment used to provide services for Shipper’s Gas, Shipper shall be responsible for its pro rata share of Williams’ Carbon Fees and costs to construct new or modify existing facilities to meet such standards or regulation.

B.10	Communications between the Parties. The Parties shall each communicate with the other regarding operational issues, providing reasonable notice of significant volume and capacity changes, including without limitation, MAOP, maintenance, shut-in of wells, completions, downstream curtailments and Flowbacks.
C.	GAS QUALITY
C.1	Gas Quality at Receipt Point(s). Shipper’s Gas at the Receipt Point(s) shall be free of oxygen, hydrocarbons in their liquid state, and water in its liquid state and, unless otherwise expressly provided in Section 1, shall conform to the most restrictive quality specifications required from time to time by the Interconnecting Pipeline(s). If at any time Shipper’s Gas at the Receipt Point(s) fails to conform to such quality specifications, the Party discovering such deficiency shall give the other Party written or verbal notice of the deficiency and Shipper shall install, at its expense, facilities upstream of the Receipt Point(s) designed to remove such non-conforming substances. If Shipper fails to timely remedy the deficiency, Williams may refuse to accept further deliveries of non-conforming Shipper’s Gas. Should Shipper introduce non-conforming substances into Williams’ pipelines, compressor stations, plants, or other facilities, except in conformity with the following sentence, then Shipper shall be liable for all costs incurred by Williams as a result of the introduction of non-conforming substances, including costs incurred by Williams to remediate downstream facilities (but excluding the cost of normal maintenance, such as normal pigging activities). Should Williams choose to continue to receive Shipper’s non-conforming substances into Williams’ pipelines, compressor stations, plants, or other facilities, after receiving notice or otherwise becoming aware of the non-conformity, then Shipper shall not be liable for

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
any costs incurred by Williams as a result of the introduction of the non-conforming substance, including costs incurred by Williams to remediate downstream facilities.

C.2	Removal of Liquifiable Hydrocarbons in the Field. Shipper’s Gas shall not be processed for removal of liquifiable hydrocarbons prior to its receipt by Williams at the Receipt Point(s) other than by the use of conventional mechanical liquid-Gas separators operated at or above ambient temperatures. Shipper shall own and be responsible for any liquid hydrocarbons removed by this method from Shipper’s Gas.

C.3	Water Disposal. To the extent that Williams Dehydrates Shipper’s Gas, Williams shall dispose of Shipper’s water by evaporation. If evaporating Shipper’s water is ever disallowed for any reason or is deemed to be uneconomical by Williams, Shipper shall make alternate arrangements to dispose of Shipper’s water at Shipper’s sole cost and expense and Shipper shall reimburse Williams for any costs incurred by Williams in disposing of or delivering Shipper’s water. Shipper shall release, indemnify and defend Williams from and against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from personal injury, death, property damage, environmental damage, pollution, or contamination relating to the disposal of Shipper’s water by either evaporation or the alternate arrangement(s) selected by Shipper. This Section C.3 by itself does not obligate Williams to Dehydrate Shipper’s Gas.

C.4	CO2 Disposal. Shipper will retain ownership of all CO2 associated with Shipper’s Gas. To the extent that Williams removes CO2 from Shipper’s Gas, Williams shall dispose of Shipper’s CO2 by venting, except for such CO2 as is transported to CO2 Delivery Points as provided for by Section 1.9 of this Agreement. If venting Shipper’s CO2 is ever disallowed for any reason or is deemed to be uneconomic by Williams, Shipper shall make alternate arrangements to dispose of Shipper’s CO2 at Shipper’s sole cost and expense and shall reimburse Williams for any costs incurred by Williams in delivering Shipper’s CO2. Shipper shall release, indemnify and defend Williams from and against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from personal injury, death, property damage, environmental damage, pollution, or contamination relating to the disposal of Shipper’s CO2 by either venting or the alternate arrangement(s) selected by Shipper.

C.5	Gas Quality at Delivery Point(s). Subject to Section 1 and Shipper’s performance under Section C.1, Gas delivered by Williams at the Delivery Point(s) for the account of Shipper shall conform to the most restrictive quality specifications required from time to time by the Interconnecting Pipeline(s).

C.6	Gross Heating Value and Component Analysis. If an on-line chromatograph exists at a Receipt Point, the component analysis of the Gas shall be performed by Gas chromatography in accordance with GPA 2261 or any pertinent revision(s) thereto or replacement(s) thereof. If the component percentages fall outside the limits of GPA 2261, then the Party operating the CTM equipment shall make a reasonable judgment as to the accuracy of the component analysis. If an on-line chromatograph does not exist at a Receipt Point, the component analysis and Gross Heating Value of the Gas shall be determined and calculated at least once each year at the wellhead and Monthly by composite sampler at the CDPs by whomever is operating the CTM equipment, as determined in Section D.5. The component analysis and Gross Heating Value of the Gas shall be based on spot samples or continuous samples at the choice of the Party operating the CTM equipment. If the component percentages fall outside the limits of GPA 2261, then the Party operating the CTM equipment shall make a reasonable judgment as to the accuracy of the component analysis. If neither Party objects in writing to the results within sixty (60) Days after their delivery, such results shall become conclusive. If either Party objects in writing to the results within sixty (60) Days after their delivery, then: in the case of spot samples, a re-sampling, redetermination and recalculation shall be performed by a third party acceptable to both Parties and such third party’s results shall be used; and in the case of continuous samples or on-line analysis, the analyzer shall be tested for accuracy according to GPA 2261 and, if warranted, a recalculation of the components shall be made by a means acceptable to the Parties. The cost of any re-sampling, retesting, redetermination and/or recalculation shall be borne by the objecting Party.

C.7	Correction for Water Vapor. If a hygrometer exists at a Receipt Point, the Mcf or Gross Heating Value of the Gas shall be determined by hygrometry. If a hygrometer does not exist at a Receipt Point, the Mcf or Gross Heating Value, as determined by the Party responsible for the CTM, of the Gas shall be

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
corrected for water vapor content in accordance with GPA 2172. Gas having a water vapor content of greater than seven (7) pounds per MMcf at CTM shall be considered fully saturated. Gas having a water vapor content of less than or equal to seven (7) pounds per MMcf at CTM shall be considered dry.

C.8	Oxygen Requirements. Shipper shall notify Williams thirty (30) Days before beginning vacuum operation upstream of a Receipt Point or before beginning any operation which has the potential to introduce oxygen into the Gas stream upstream of the Receipt Point(s), and upon commencement of any such operation, the Receipt Point(s) will also be considered an “OP Receipt Point”. Shipper shall prevent the introduction of oxygen into the Gathering System and shall maintain an oxygen monitoring program whereby the Gas stream immediately upstream of each OP Receipt Point is checked no less than once per week using appropriate oxygen sensing equipment. Such monitoring shall be conducted in accordance with industry standards and all test results shall be made available for Williams’ review upon Williams’ reasonable request.

Williams will monitor for oxygen in the Gathering Systems using both online and portable oxygen analyzers. When Williams detects more than 6 ppm of oxygen originating from a Receipt Point, Williams shall inform Shipper of such finding. If Williams determines that the oxygen content poses an immediate integrity or safety concern Williams, at its sole discretion, may blow down gathering lines and/or shut in the Receipt Point(s). If the gathering line is blown down, the amount of Gas available from the Receipt Point(s) will be reduced to account for the Gas lost as a result of the blow-down. Shipper shall, upon notice from Williams that oxygen is detected, take immediate corrective action to prevent future introduction of oxygen, and shall confirm such action in writing to Williams.

If the Receipt Point(s) is shut-in because of excessive oxygen, Williams shall resume flow only upon confirmation from Shipper that corrective action has been taken to prevent future introduction of oxygen.

Williams shall test the Receipt Point(s) within 24 hours after flow is resumed, or if the flow was not interrupted, 24 hours after confirmation from the Shipper that the oxygen sources have been eliminated by corrective action. In the event more than 6 ppm of oxygen is still present, Shipper shall take additional corrective action to ensure oxygen is eliminated from the Gas. At any time, Williams may, in Williams’ sole discretion, refuse to accept further deliveries of Gas from any Receipt Point where in Williams’ opinion the oxygen content poses an immediate integrity or safety concern.

If a Receipt Point introduces more than 6 ppm of oxygen into the Gathering System more than once during the Term of the Agreement, Williams may require that Shipper, at Shipper’s sole expense, install and maintain necessary equipment to monitor oxygen content and to prevent the introduction of Gas containing more than 6 ppm of oxygen into the Gathering System. In addition, Williams may require such Shipper to pay for the injection of oxygen removing chemicals, and Shipper shall be liable for any and all damages arising out of the existence of oxygen in Shipper’s Gas, including without limitation all repairs to any of the Gathering Systems, Basic Processing Plants, Cryogenic Processing Plant(s) or related facilities.
D.	VOLUME
D.1	Computation Factors. The specific gravity of the Gas shall be calculated by the Party operating the CTM equipment and shall be adjusted for the difference between the specific gravity in the ideal state and in the real state in accordance with industry standards. The deviation of the Gas from Boyle’s law shall also be calculated by the operator of the CTM equipment and shall be determined in accordance with industry standards, AGA Transmission Measurement Committee Report No. 8 or its replacement. Both the specific gravity of the Gas and the deviation of the Gas from Boyles’ law shall be based on the component analysis obtained pursuant to Section C.6.

D.2	Determination of Temperature for Volume Calculation. The temperature of the Gas shall be determined by an electronic temperature recording device installed by the operator of the CTM equipment in accordance with other industry standards.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
D.3	Correction of Volume due to Calculation Error. An error in volume calculation for a given Receipt Point shall be corrected by the Party making such error for such period as the error is determined to have existed, not to exceed two (2) years. In no event, however, shall Williams be obligated to correct an error in volume calculation for a given Receipt Point unless it resulted in an error of greater than one percent (1%) and 100 MMBtus per Month at the Receipt Point(s) during the correction period. Such correction shall only be processed by Williams prospectively with the current Month’s business based upon Shipper’s current allocation of the Available Supply at that Receipt Point as provided by Shipper’s Operator.

D.4	Correction of Volume due to Reallocation by Shipper’s Operator. Shipper’s Operator shall make prospectively any correction of volume due to a reallocation of the Available Supply at a given Receipt Point.

D.5	Custody Transfer Measurement or “CTM”. CTM for any Receipt Point or Delivery Point in existence as of the Original Effective Date shall be performed by whomever is providing CTM at that Receipt Point or Delivery Point as of the Original Effective Date. However, if Williams installs CTM equipment at any Receipt Point or Delivery Point after the Original Effective Date, then CTM at that Receipt Point or Delivery Point shall be performed by Williams. Except as otherwise provided in this Section D, all CTM and CTM equipment shall comply with current industry standards. Williams may install and operate electronic flow measurement equipment to perform CTM, in which case it shall be installed and operated in accordance with the applicable methods and standards that have been approved by the American Petroleum Institute (“API”).

D.6	Notice of CTM Equipment Tests. Tests of the CTM equipment shall be performed by the operator of the CTM equipment at least monthly. Where Williams is operating the CTM equipment, Williams shall give Shipper’s Operator forty-eight (48) hours notice of the time and location of any tests of the CTM equipment so that Shipper’s Operator may be present. Where Shipper’s Operator is operating the CTM equipment, Shipper’s Operator shall give Williams forty-eight (48) hours prior notice of the time and location of any tests of the CTM equipment so that Williams may be present. If the Party not operating the CTM equipment is unsatisfied with the test, it shall notify the operator of the CTM equipment to perform a retest. The cost of retesting shall be paid by the Party requesting the retest unless the retest shows a difference between the registration of the CTM equipment and test instrument of greater than one percent (1%) and 100 MMBtus, in which case the cost of retesting shall be paid by the Party who did not request the retest. Any CTM equipment found to be measuring inaccurately shall be promptly restored to accuracy by the operator of the CTM equipment.

D.7	Check Meter. Either Party may install and operate a check meter at its own expense to check the CTM equipment. Except as provided in Section D.8, the readings of the CTM equipment shall govern. The check meter shall be installed so as not to interfere with the operation of the CTM equipment. Pulsation filters may be required if unacceptable square root error or gauge line error shift occurs as a result of the check meter. If a disagreement arises regarding the source of pulsation, a third party consultant shall be selected by the Parties to determine the source of the pulsation. The Party responsible for the source of the pulsation shall pay all the consulting fees and costs associated with identifying and eliminating the source of the pulsation. Shipper will use the alternate taps on the meter run for check measurement. If alternate taps do not provide a viable option, Shipper will seek variances from the appropriate regulatory entities and Williams to use Williams’ meter taps.

D.8	Correction of CTM Equipment Inaccuracies. If any test conducted pursuant to Section D.6 reveals an inaccuracy of greater than one percent (1%) and 100 MMBtus in the registration of the CTM equipment, the volume of Gas measured by such CTM equipment shall be corrected for such period as the inaccuracy is confirmed to have existed, not to exceed one (1) year, or, if not confirmable, then for such period as the Parties agree upon, not to exceed one (1) year. If the correction period is not confirmable and is not agreed upon, then the correction period shall extend back one-half (1/2) of the time elapsed since the CTM equipment was last calibrated, not to exceed one (1) year. The volume of Gas actually received per Day through the CTM equipment shall be determined on the basis of the best data available using the first of the following methods which is feasible:

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
(a)	by using the registration of the other Party’s check meter if registering accurately; or

(b)	by calibration, test, or mathematical calculation if the percentage of inaccuracy is ascertainable with reasonable certainty; or

(c)	by estimating the volume of Gas received by comparison to receipts during prior Months under similar conditions when the CTM equipment was registering accurately.
In no event, however, shall Williams be obligated to correct any volume measurement inaccuracy for given CTM equipment unless it resulted in an inaccuracy of greater than one percent (1%) and 100 MMBtus per Month at the affected Receipt Point during the correction period. Such correction shall only be processed by Williams prospectively with the current Month’s business based upon Shipper’s current allocation of the Available Supply at the affected Receipt Point as provided by Shipper’s Operator.

D.9	Measurement During Periods of CTM Equipment Failure. In the event of any Force Majeure event causing the failure of any CTM equipment employed in the performance of this Agreement which prevents Williams from obtaining or recovering actual measurement data from the CTM equipment, Williams shall have the right to estimate the volume of Gas received by one of the following methods and in the following order: (i) where operating check meters are in place, measurement from such check meters shall be employed until such time as the failed CTM equipment service is restored; (ii) aggregation of measurement data upstream or downstream of the CTM equipment failure which reasonably represents that volume of Gas flowing thought the failed CTM equipment until such time as the failed CTM equipment service is restored; and (iii) comparison to receipts during the prior Months under similar conditions until such time as Williams is again able to obtain accurate data from the CTM equipment, but in no event for a period longer than fourteen (14) Days. Any estimated volumes relied upon under such circumstances shall be considered actual volumes for such period of time.
E.	NOMINATIONS AND SCHEDULING
E.1	Available Supply. Two (2) Days prior to the beginning of each Month, Shipper’s Operator shall submit via Williams’ Nomination System the number of MMBtus of Gas that Shipper’s Operator will make available at each Receipt Point for the account of Shipper (“Available Supply(ies)”). For each Day, Shipper shall submit via Williams’ Nomination System a numerical ranking of Shipper’s Available Supplies to indicate the priority in which Shipper desires its Available Supplies to be scheduled for delivery by Williams (the lower the number the higher the priority). Failure by Shipper to timely submit such ranking shall result in the receipt of deliveries from the Available Supplies on a pro rata basis. Williams may adjust Available Supply when historical production or current data from Williams’ Telemetering Facilities evidences that the Available Supply is inaccurate (“Adjusted Available Supply”).

E.2	Daily Nomination Procedure. For each, Day Shipper shall submit nomination(s) via Williams’ Nomination System of the number of MMBtus of Shipper’s Gas that Shipper desires Williams to deliver at the Delivery Point(s). The total of such nomination(s) when combined with Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink shall not exceed the applicable MDQ unless Williams otherwise consents. Multiple nominations shall be numerically ranked by Shipper to indicate the priority in which Shipper’s nominations are to be scheduled for delivery by Williams (the lower the number the higher the priority). Failure by Shipper to rank its nominations shall result in the scheduling of Shipper’s nominations on a pro rata basis. Each nomination shall have sufficient detail to meet the nomination requirements of the Interconnecting Pipeline(s) to which it is nominated. Any nomination, or any part thereof, which fails to satisfy all of the foregoing requirements or such additional or alternate reasonable requirements as Williams may hereafter present to Shipper shall be deemed invalid.

E.3	Scheduling Nominations. Shipper’s valid nomination(s) shall be scheduled for delivery by Williams to the extent that:

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
i.	Available Supply(ies) or Adjusted Available Supply(ies) is/are sufficient to support the nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink;

ii.	Williams has received confirmation request(s) from the appropriate Interconnecting Pipeline(s); and

iii.	Williams has the capacity to provide the level of service specified in Section 1.2.
Upon being scheduled for delivery by Williams, such nominations shall be referred to herein as “Shipper’s Confirmed Nomination(s)”. Shipper may view Shipper’s Confirmed Nomination(s) through Williams’ Nomination System.

E.4	Reducing Previously Confirmed Nominations. Whenever an Interconnecting Pipeline(s) requires Williams to reduce confirmed nominations, Williams shall, without liability, effect such reduction by reducing pro rata all confirmed nominations to that Interconnecting Pipeline(s). However, if Williams identifies the shipper(s) responsible for the reduction being required by the Interconnecting Pipeline(s), Williams shall, without liability to Shipper, endeavor to reduce only the confirmed nominations of the responsible shipper(s).
F.	BALANCING
F.1	Imbalance and Balancing. If the number of MMBtus of Shipper’s Gas received by Williams at the Receipt Point(s), after subtracting Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, do not equal Shipper’s Confirmed Nomination(s), an “Imbalance” exists. If the number of MMBtus of Shipper’s Gas received by Williams at the Receipt Point(s), after subtracting Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, are less than Shipper’s Confirmed Nomination(s), a “Positive Imbalance” exists. If the number of MMBtus of Shipper’s Gas received by Williams at the Receipt Point(s), after subtracting Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, are greater than Shipper’s Confirmed Nomination(s), a “Negative Imbalance” exists. The term “Balance” or “Balancing” refers to equalizing the number of MMBtus of Shipper’s Gas received by Williams at the Receipt Point(s) with the number of MMBtus constituting Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink.

F.2	Daily Balancing. Each Day Shipper shall cause the number of MMBtus of Shipper’s Gas being delivered at the Receipt Point(s) to equal as closely as practicable Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink. Whenever the number of MMBtus of Shipper’s Gas being delivered at the Receipt Point(s) is insufficient to support Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, Shipper shall promptly increase its Daily delivery such that the number of MMBtus of Shipper’s Gas being delivered at the Receipt Point(s) equals as closely as practicable Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink. Whenever the number of MMBtus of Shipper’s Gas being delivered at the Receipt Point(s) exceeds Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, Shipper shall promptly reduce its Daily delivery such that the number of MMBtus of Shipper’s Gas being delivered at the Receipt Point(s) equals as closely as practicable Shipper’s Confirmed Nomination(s) plus Gathering Fuel, Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink. If Shipper does not promptly reduce its Daily delivery, Williams may cause such reduction in Shipper’s Daily delivery at whichever Receipt Point(s) Williams deems appropriate. Notwithstanding the foregoing, Shipper may request in writing the right to create a Daily Imbalance when necessary to counteract a prior Daily Imbalance. Whether such request will be granted is within the sole discretion of Williams.

F.3	Monthly In-Kind Balancing. If the cumulative Imbalance reflected on the Monthly statement submitted to Shipper pursuant to Section 4.2 is greater than Shipper’s Confirmed Nomination(s) during the statement period, then Shipper shall Balance with Williams by reducing the Imbalance Gas as closely as practicable to zero (0) during the Month following the delivery of such statement (“Balancing Period”)

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
in the manner described in (i.) or (ii.) below. Williams shall advise Shipper of the number of MMBtus of Gas which must be nominated or nominated and produced by Shipper for each Day during the Balancing Period in order to Balance (“Daily Balance Gas”). Shipper shall not submit Daily nominations during the Balancing Period whose total exceeds the applicable MDQ plus the Cryogenic Processing MDQ unless Williams otherwise consents in writing. Shipper’s nomination of Daily Balance Gas shall receive the highest priority of Shipper’s nominations.
i.	When a Positive Imbalance exists, Shipper shall include in its Daily nominations and Williams shall confirm during the Balancing Period a nomination of Daily Balance Gas, specifically designated as such, and Shipper shall deliver sufficient Gas to fulfill its Daily nominations.

ii.	When a Negative Imbalance exists, Shipper shall include in its Daily nominations and Williams shall confirm during the Balancing Period a nomination of Daily Balance Gas, specifically designated as such, but Shipper shall only deliver sufficient Gas to fulfill its Daily nominations less the Daily Balance Gas nomination.
Both Parties recognize that Williams’ ability to schedule Daily Balance Gas according to (i.) and (ii.) above is dependent upon the cooperation of third parties. If on any given Day during the Balancing Period the cooperation of third parties is not forthcoming, the Balancing Period shall be extended one Day to account for the lost Day. Notwithstanding the foregoing, prior to the initiation of any Balancing Period Williams may, at its discretion, postpone Shipper’s obligation to Balance.

F.4	Monthly Cashout Balancing. As an alternative to in-kind balancing as described in Section F.3, Williams may at its sole discretion choose to balance with Shipper by means of a cashout. Such cashout shall be calculated by multiplying Shipper’s cumulative Imbalance in MMBtus by the price Shipper received in that Month for the sale of its Gas at the Delivery Point(s) (“Cumulative Imbalance Value”). If Shipper’s cumulative Imbalance is a Negative Imbalance, Williams shall at its sole discretion make a cash payment to Shipper for the Cumulative Imbalance Value or credit Shipper’s invoice for service under this Agreement for the Cumulative Imbalance Value, such credit may not be spread over more than two (2) billing periods. If Shipper’s cumulative Imbalance is a Positive Imbalance, Williams shall include the Cumulative Imbalance Value on Shipper’s next billing statement and Shipper shall make payment to Williams in accordance with Section 4.3 of the Agreement.

F.5	Balancing With Interconnecting Pipeline(s). Whenever an Interconnecting Pipeline requires Williams to balance, Williams may require Shipper to Balance according to Section F.3 and the period in which to Balance shall be whatever balancing period is being imposed upon Williams by the Interconnecting Pipeline.

F.6	Interim and Final Balancing. If a cumulative Imbalance exists at a point in time when Shipper’s scheduled volumes are less than 25% of the applicable MDQ or less than 25% of the Shipper’s prior six (6) Months average scheduled volume, Williams, at its option, may elect to settle the Imbalance with a cash payment. Williams will either purchase from or sell to the Shipper the Imbalance volume.

Williams will calculate the value of the cash payment by multiplying the cumulative Imbalance volume by the price as published in the Inside FERC Gas Market report for the Interconnecting Pipeline market location relevant to the Delivery Point(s) for the Month the Imbalance was created.

If an Imbalance exists at the termination of this Agreement, the cumulative Imbalance will be eliminated by cash settlement in the same manner as described above within sixty (60) Days after receipt by Shipper of Williams’ final regular Monthly statement.

F.7	Enforcement. If Shipper should fail or refuse to Balance according to this Section F, then Williams may control the receipt, delivery and scheduling of Shipper’s Gas in order to Balance.
G.	GAS TRANSFERS

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
G.1	Defined Terms. The term “Transfer” shall mean the transfer of Gas from a “Delivering Agreement” to a “Receiving Agreement.” The “Delivering Shipper” is the shipper offering and responsible for delivering the Gas to the Receipt Point(s) in a Transfer. The Delivering Shipper must have a Gathering agreement in effect with Williams permitting Transfers (“Delivering Agreement”). The “Receiving Shipper” is the shipper accepting the Gas at the Receipt Point(s) and responsible for nominating it to the Delivery Point(s) in a Transfer. The Receiving Shipper must have either a Gathering agreement or a Gas Transfer receiving agreement in effect with Williams permitting Transfers (“Receiving Agreement”).

G.2	Daily Nomination Procedure.
i.	Delivering Shipper’s Nomination(s). For each Day the Delivering Shipper may submit nomination(s) via Williams’ Nomination System of the number of MMBtus of Gas up to its “Shipper’s Processing MDQ” under the Delivering Agreement that it desires to deliver to Williams for the account of the Receiving Shipper (“Delivering Shipper’s Nomination(s)”). The Delivering Shipper’s Nomination(s) must satisfy all of the nomination requirements of the Delivering Agreement in order to be available for acceptance by the Receiving Shipper.

ii.	Accepted Transfer(s). For each Day the Receiving Shipper may submit via Williams’ Nomination System its acceptance of all or part of the Delivering Shipper’s Nomination(s). The Delivering Shipper’s Nomination(s) that are accepted by the Receiving Shipper shall be referred to as “Accepted Transfer(s)”. Accepted Transfer(s) shall be numerically ranked by the Receiving Shipper along with its other “Available Supplies” under the Receiving Agreement to indicate the priority in which the Receiving Shipper desires all of its Available Supplies to be scheduled for delivery by Williams (the lower the number the higher the priority). Failure by Shipper to timely submit such ranking shall result in the receipt of deliveries from the Available Supplies on a pro rata basis.

iii.	Receiving Shipper’s Nomination(s). Each Day the Receiving Shipper shall submit nomination(s) via Williams’ Nomination System equal to the number of MMBtus of Accepted Transfer(s) that Williams is to deliver to the Interconnecting Pipeline(s) at the Delivery Point(s) (“Receiving Shipper’s Nominations”). Williams shall designate in writing the Day and time by which such nomination(s) must be submitted. Multiple nominations shall be numerically ranked by the Receiving Shipper to indicate the priority in which the Receiving Shipper’s Nominations are to be scheduled for delivery by Williams (the lower the number the higher the priority). Failure by the Receiving Shipper to rank its nominations shall result in the scheduling of Receiving Shipper’s Nominations on a pro rata basis. Each nomination must have sufficient detail to meet the nomination requirements of the Interconnecting Pipeline to which it is nominated. Any nomination, or any part thereof, which fails to satisfy all of the foregoing requirements, or such additional or alternate requirements as Williams may hereafter present to Receiving Shipper shall be deemed invalid.
G.3	Scheduling Receiving Shipper’s Nomination(s). Subject to the Receiving Shipper’s obligation to balance under the Receiving Agreement, the Receiving Shipper’s Nomination(s) shall be scheduled for delivery by Williams to the extent that:
i.	each of the requirements of Section G.2 is satisfied;
ii.	Williams has received confirmation request(s) for the Receiving Shipper’s Nomination(s) from the appropriate Interconnecting Pipeline(s); and
iii.	Williams has the capacity to provide the level of service specified in the Delivering Agreement.
The Receiving Shipper’s Nomination(s) shall be referred to as the “Receiving Shipper’s Confirmed Nomination(s)” once scheduled for delivery by Williams. The Receiving Shipper may view the Receiving Shipper’s Confirmed Nomination(s) through Williams’ Nomination System.

G.4	Reducing Previously Confirmed Nominations. Whenever an Interconnecting Pipeline requires Williams to reduce previously scheduled nominations, Williams shall, without liability to Shipper, effect

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
such reduction by reducing pro rata all previously scheduled nominations to that Interconnecting Pipeline. However, if Williams identifies the shipper(s) responsible for the reduction being required by the Interconnecting Pipeline, Williams shall, without liability to Shipper, endeavor to reduce only the previously scheduled nominations of the responsible shipper(s) in accordance with such shipper’s numerical ranking of its nominations, if available.

G.5	Balancing. If the number of MMBtus of Gas received by Williams from the Delivering Shipper at the Receipt Point(s) for the account of the Receiving Shipper, after subtracting applicable Basic Processing Plant Fuel, Cryogenic Processing Plant Fuel, and Shrink, do not equal the number of MMBtus of Accepted Transfer(s), the difference shall be treated as an imbalance arising under the Delivering Agreement. If the number of MMBtus of Accepted Transfer(s) does not equal the Receiving Shipper’s Confirmed Nomination(s), the difference shall be considered an imbalance arising under the Delivering Agreement.

G.6	Limitation. Only one Transfer of the same Gas is permitted.

G.7	Termination of Section. Williams may terminate or modify this Section G at any time by providing Shipper with thirty (30) Days prior Notice.
H.	DISPUTED OR UNPAID STATEMENTS
H.1	Statement(s) Disputed by Shipper. In the event that Shipper disputes any statement, then Williams shall nonetheless invoice Shipper, and Shipper shall pay the undisputed amount subject to payment of the disputed amount with interest calculated in accordance with Section H.2 after resolution of the dispute in Williams’ favor. Any statement must be disputed by Shipper, if at all, by providing Notice of the dispute to Williams within two (2) years from the date of such statement; otherwise such statement shall be conclusively deemed to be correct. This two (2) year period for disputing statements does not extend the dispute period for any matter whose dispute period is less than two (2) years, as expressly provided in this Agreement, even if it otherwise impacts Shipper’s statement. Within sixty (60) Days after timely disputing a statement, Shipper shall assemble all available documentation demonstrating the basis for the dispute and furnish it to Williams.

H.2	Unpaid Statement(s). Should Shipper fail to pay the amount of any statement when the same becomes due, Shipper shall pay interest on the unpaid portion, which shall accrue from the date due until the date of payment at a rate equal to the lower of (i) the then-effective prime rate of interest published under “Money Rates” by the Wall Street Journal, plus two percent (2%) per annum; or (ii) the maximum applicable lawful interest rate. If such amount plus interest remains unpaid for thirty (30) Days after the due date, Williams shall have the right to (i) suspend, in whole or in part, its obligations to Shipper under this Agreement until such amount plus interest is paid and/or (ii) offset, in whole or in part, the same against any amount due or owing by Williams to Shipper under this Agreement.

H.3	Shipper’s Credit. Shipper (which for purposes of this Section H.3 shall include WPX) shall maintain credit satisfactory to Williams. When reasonable grounds for insecurity of payment by Shipper arise (including but not limited to late payment to Williams or others, or the occurrence of a material change in the creditworthiness of the Shipper), Williams shall have the right to require adequate assurance of performance from Shipper. Upon a Notice of demand for adequate assurance of performance, and in the absence of such assurance from Shipper within five (5) business Days, Williams shall have the right to immediately suspend further performance without any additional notice and in the absence of such assurance from that Shipper, Williams may within twenty (20) business Days of original adequate assurance request termination of the Agreement. Adequate assurance of performance will be in an amount equal to the sum of the highest three (3) Months calculated payments due to Williams from Shipper during the last twelve months prior to the Notice date of Williams’ request. If fewer than twelve (12) Months of payments have been owed by Shipper prior to the notice date, the amount of adequate assurance shall be three (3) times the amount of the highest payment due from Shipper to Williams during all Months preceding the notice. Adequate assurance shall include but not be limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset acceptable to Williams or a performance bond or guarantee by a creditworthy entity with each being in a format reasonably

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
acceptable to Williams. All costs of providing adequate assurance shall be borne by the Shipper. In the event Shipper(s) shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or have such petition filed or proceeding commenced against it; (iii) otherwise become bankrupt or insolvent (however evidenced); or (iv) be unable to pay its debts as they fall due; then Williams shall have the right to either withhold and/or suspend deliveries or payment, net and/or set off all transactions outstanding between the Parties, use all rights, counterclaims and other defenses which it is or may be entitled to at Law or arising from the Agreement, and/or immediately terminate the Agreement without prior notice.

H.4	Williams’ Credit. Williams shall maintain credit satisfactory to Shipper. When reasonable grounds for insecurity of payment by Williams arise (including but not limited to late payment to Shipper, or the occurrence of a material change in the creditworthiness of Williams), Shipper shall have the right to require adequate assurance of performance from Williams. Upon a written notice of demand for adequate assurance of performance, and in the absence of such assurance from Williams within five (5) business Days, Shipper shall have the right to immediately suspend further performance without any additional notice and in the absence of such assurance from Williams, Shipper may within twenty (20) business Days of original adequate assurance request termination of the Agreement. Adequate assurance of performance will be in an amount equal to the sum of the highest three (3) Months calculated payments due to Shipper from Williams during the last twelve (12) Months prior to the Notice date of Shipper’s request. If fewer than twelve (12) Months of payments have been owed by Williams prior to the notice date, the amount of adequate assurance shall be three (3) times the amount of the highest payment due from Williams to Shipper during all Months preceding the notice. Adequate assurance shall include but not be limited to, a standby irrevocable letter of credit, a prepayment, a security interest in an asset acceptable to Shipper or a performance bond or guarantee by a creditworthy entity with each being in a format reasonably acceptable to Shipper. All costs of providing adequate assurance shall be borne by Williams. In the event Williams shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or have such petition filed or proceeding commenced against it; (iii) otherwise become bankrupt or insolvent (however evidenced); or (iv) be unable to pay its debts as they fall due; then Shipper shall have the right to either withhold and/or suspend deliveries or payment, net and/or set off all transactions outstanding between the Parties, pursuant to this Agreement use all rights, counterclaims and other defenses which it is or may be entitled to at Law or arising from the Agreement, and/or immediately terminate the Agreement without prior notice.
I.	LIABILITY, INDEMNIFICATION AND WARRANTY
I.1	Shipper’s Liability and Indemnification. Shipper shall be in control and possession of Shipper’s Gas until delivered to Williams at the Receipt Point(s) and following its delivery by Williams at the Delivery Point(s), and shall be fully responsible and liable for any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from personal injury, death, property damage, environmental damage, pollution, or contamination relating to Shipper’s Gas while in Shipper’s control and possession, and Shipper agrees to release, indemnify and defend Williams with respect thereto. Shipper further agrees to release, indemnify and defend Williams from and against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from personal injury, death, property damage, environmental damage, pollution, or contamination relating to Shipper’s ownership and/or operation of the facilities delivering Gas to the Receipt Point(s) and/or Shipper’s performance or nonperformance of its obligations under this Agreement.

I.2	Williams’ Liability and Indemnification. Williams shall be in control and possession of Shipper’s Gas from the time delivered to Williams at the Receipt Point(s) until it is delivered by Williams at the Delivery Point(s), and shall be fully responsible and liable for any and all damages, claims, actions, expenses, penalties and liabilities, including attorneys fees, arising from personal injury, death, property damage, environmental damage, pollution or contamination relating to Shipper’s Gas while in Williams’ control and possession, and Williams agrees to release, indemnify and defend Shipper with respect

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
thereto. Williams further agrees to release, indemnify and defend Shipper from and against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from personal injury, death, property damage, environmental damage, pollution or contamination relating to Williams’ ownership and/or operation of the Gathering System, Basic Processing Plant, Cryogenic Processing Plant, and/or Williams’ performance or nonperformance of its obligations under this Agreement.
I.3	Warranty of Title. Shipper warrants that at the time of delivery of Gas for its account at the Receipt Point(s), it will have title to such Gas free and clear of all liens, encumbrances, and claims whatsoever, or that it will at the time of such delivery have the right to so deliver such Gas. Shipper shall release, indemnify and defend Williams against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from Shipper’s breach of the foregoing warranty. Subject to Shipper’s warranty of title, Williams warrants that at the time of delivery of such Gas at the Delivery Point(s), it will deliver such Gas free and clear of all liens, encumbrances, and claims placed on the Gas by Williams. Williams shall release, indemnify and defend Shipper against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, arising from Williams’ breach of the foregoing warranty.

I.4	Limitations. Notwithstanding any language in this Agreement to the contrary, neither Party shall be released, indemnified or defended with respect to its own negligence or willful misconduct. Nor is any language in this Agreement intended to provide indemnification greater than that which is permitted by applicable Law. If any limitations upon indemnification are imposed by applicable Law, then such limitations are hereby incorporated by reference and made a part of this Agreement. Except as necessary to provide the indemnifications contemplated in this Agreement against third party claim(s), neither Party shall be liable to the other for any incidental, consequential or punitive damages.
J.	ROYALTIES, TAXES, FEES AND OTHER CHARGES
J.1	Royalties. Shipper shall be responsible and liable for the payment of all royalties relating to Shipper’s Gas. Williams shall have no responsibility or liability for such royalties and Shipper shall release, indemnify and defend Williams against any and all damages, claims, actions, expenses, penalties and liabilities, including attorney’s fees, relating to such royalties.

J.2	Taxes, Fees and Other Charges. Shipper shall be responsible and liable for the payment of all taxes, fees and other charges (including penalties and interest thereon) now or hereafter levied or assessed by any municipal, county, state, federal or tribal government relating to Shipper’s Gas or Williams’ services under this Agreement. If Williams is required to pay any such taxes, fees or other charges (or penalties or interest thereon), Shipper shall reimburse Williams in accordance with Section 4.3 of the Agreement. Williams shall be responsible and liable for the payment of all taxes, fees and other charges (including penalties and interest thereon) now or hereafter levied or assessed by any municipal, county, state, federal or tribal government relating to Williams’ physical facilities providing services under this Agreement. If Shipper is required to pay any such taxes, fees or other charges (or penalties or interest thereon), Williams shall reimburse Shipper in accordance with Section 4.3 of the Agreement. Nothing in this agreement requires either Party to pay the income taxes of the other.

J.3	Limitation on Tax Responsibility. Neither Party shall be responsible or liable for the taxes now or hereafter levied or assessed upon the income or facilities of the other.
K.	DEFAULT
K.1	Event of Default. Failure by a Party (“Defaulting Party”) to perform one or more of the following shall constitute an “Event of Default” under this Agreement:
(a)	any obligation imposed upon it under this Agreement; or
(b)	any obligation imposed upon it by any agreement by which the Parties (in their respective capacities as Parties under this Agreement) may be bound;

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
and provided the Defaulting Party either fails to cure such failure, or to begin to cure and diligently pursue such cure of such failure, in either case within a reasonable time.

K.2	Remedies for Default. Except as expressly limited herein to the contrary, if any Event of Default shall occur, the other Party (the “Non-Defaulting Party”) shall have available to them in addition to express rights and remedies provided herein, all remedies otherwise available at Law or in equity against the Defaulting Party. The default in the payment of money by any Party shall constitute a debt to the Non-Defaulting Party due immediately and may be collected through the institution of appropriate legal proceedings initiated by any Non-Defaulting Party.

K.3	No Waiver. Except as otherwise expressly provided in this Agreement, the failure to exercise any one of the rights and remedies herein provided shall not constitute a waiver thereof, nor prevent the subsequent or concurrent utilization of any other right or remedy.
L.	ALTERNATIVE DISPUTE RESOLUTION

Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified in this Section L, which shall be the sole and exclusive procedures for the resolution of any such disputes. The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any Party may give the other Party written Notice of any dispute not resolved in the normal course of business. Within fifteen (15) Days after delivery of the Notice, the receiving Party shall submit to the other a written response. The Notice and the response shall include (a) a statement of each Party’s position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within thirty (30) Days after delivery of the disputing Party’s Notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one Party to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the matter has not been resolved by these persons within forty-five (45) Days of the disputing Party’s notice, the dispute shall be referred to more senior executives of both Parties who have authority to settle the dispute and who shall likewise meet to attempt to resolve the dispute.

If the dispute has not been resolved by negotiation within sixty (60) Days of the disputing Party’s Notice, either Party may initiate litigation; provided, however, that if one Party has requested the other to participate in the above non-binding procedures and the other has failed to participate, the requesting Party may initiate litigation before expiration of the above period.

M.	MISCELLANEOUS
M.1	Governing Law. This Agreement shall be interpreted, construed, and governed by the Laws of the State of Colorado, without regard to choice of Law principles thereof.

M.2	Severability. Should any part of this Agreement be found to be unenforceable or be required to be modified by a court or governmental authority, then only that part of this Agreement shall be affected. The remainder of this Agreement shall remain in force and unmodified. If the absence or modification of the affected part of this Agreement substantially deprives either Party of the economic benefit of this Agreement, the Parties shall negotiate reasonable and enforceable provisions to restore the economic benefit to the Party so deprived consistent with the intent originally reflected in this Agreement. If the Parties are unable to do so, then either Party may terminate this Agreement by giving the other Party Notice of termination no later than sixty (60) Days after the effective date of the Law, regulation, rule or order affecting this Agreement.

M.3	Waiver. A waiver by either Party of any one or more defaults by the other Party shall not operate as a waiver of any future default(s), whether of a like or different character.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
M.4	Audit. The Parties shall each preserve all records relating to the performance of this Agreement for a period of at least two (2) years, or such longer periods as shall be required by Law, regulation, rule or order. During such period, each Party, or its designated representative, shall have access to such records of the other Party upon reasonable notice during regular business hours.

M.5	Confidentiality. Each Party shall keep the terms of the Agreement confidential and shall not, without the other Party’s prior written consent, disclose such terms to any third party, firm, corporation or entity, except for permitted disclosures to those officers, directors, employees, agents and other representatives (including attorneys, accountants, technical advisors, financial advisors and other consultants and advisors) of the Party or of its Affiliates (defined below), which, in each case, have a reasonable need to know such terms (collectively, a Party’s “Representatives”). The Parties agree to be responsible for any breach of this Agreement by their respective Representatives or other persons to whom disclosure of the terms of the Agreement is permitted, as set forth below. An Affiliate of a Party is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Party, where the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise. In the event that either Party is required or requested by any judicial, regulatory, legislative or other government entity with jurisdiction over it, whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar process to disclose the terms of the Agreement, then such Party may disclose such terms to the extent, and only to the extent, so required or requested without liability hereunder; provided, however, the Party so required or requested shall to the extent legally permissible notify the other Party thereof as soon as practicable in order to enable the other Party to obtain a protective order or other reliable assurance that confidential treatment will be accorded the terms to the Agreement.

In addition to the foregoing, either Party may disclose the terms of the Agreement to the following persons or entities in the following circumstances:
i.	Any purchaser, or potential purchaser, of all or any portion of Shipper’s interest in the wells, leaseholds, estates or other rights upstream of the Receipt Point(s) and any such purchaser’s or its lender’s Representatives; provided, however, all such parties or persons shall first have agreed in writing to maintain confidential the terms of the Agreement.

ii.	Any royalty and overriding royalty interest owners or other owners of production due payments from Shipper on the Gas delivered to Williams hereunder; provided, however, all such parties or persons shall first have agreed in writing to maintain confidential the terms of the Agreement.
M.6	Transfer. Any transfer of Shipper’s right, title, or interest in the Gas dedicated to Williams under this Agreement shall not impair its dedication to Williams. Shipper shall notify in writing (including by disclosure in a dataroom) any proposed transferee that such Gas remains dedicated to Williams pursuant to this Agreement and such transferee (prior to or concurrently with any transfer of Shipper’s right, title or interest in such Gas) shall agree in writing to adopt, ratify and be bound by the terms of this Agreement. Shipper shall notify Williams of any such transfer and shall provide a copy of transferee’s written agreement to be bound by the terms of this Agreement within ten (10) business Days of the effective date thereof. Failure of Shipper to so notify Williams shall not impair Williams’ rights under this Agreement. Any attempted transfer or assignment made without compliance with the provisions set forth in this Section M.6 or Section M.7 shall be null and void ab initio.

M.7	Assignment. Either Party to this Agreement may assign in whole or in part its right, title and interest under this Agreement to a non-Affiliate after first receiving the written consent of the other Party to this Agreement, which consent shall not be unreasonably withheld or delayed. Either Party may assign in whole or in part its right, title and interest under this Agreement to an Affiliate upon providing Notice to the other Party hereto.

M.8	No Third Party Beneficiaries. It is the intent of the Parties that no person or entity besides Williams, Shipper and their respective successors and permitted assigns shall be entitled to enforce any provision of

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
this Agreement and that the covenants and obligations set forth in this Agreement are solely for the benefit of Williams, Shipper and their respective successors and permitted assigns.

M.9	Amendment. Except as expressly provided otherwise in this Agreement, no amendment of this Agreement shall be binding unless in writing and signed by the Parties.

M.10	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and such counterparts together shall constitute one instrument.

M.11	Price Applied to Units of Gas. Whenever a price is applied to a unit of Gas herein the units shall be consistent with each other for such application.

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “B”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
AREA OF INTEREST
Rio Blanco County, Colorado
Garfield County, Colorado
Mesa County, Colorado
CORE AREA (all within Colorado):

Township	Range
1N	99W
1S	99W
2S	99W
3S	99W
4S	99W
1N	98W
1S	98W
2S	98W
3S	98W
4S	98W
5S	98W
6S	98W
7S	98W
1S	97W
2S	97W
3S	97W
4S	97W
5S	97W
6S	97W
7S	97W
8S	97W
9S	97W
1S	96W
2S	96W
3S	96W
4S	96W

Township	Range
5S	96W
6S	96W
7S	96W
8S	96W
5S	95W
6S	95W
7S	95W
8S	95W
5S	94W
6S	94W
7S	94W
8S	94W
5S	93W
6S	93W
7S	93W
8S	93W
5S	92W
6S	92W
7S	92W
8S	92W
6S	91W
7S	91W
8S	91W
6S	90W
7S	90W

B-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “C”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
Between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
RECEIPT POINTS

Wellhead Gathering Receipt Points:
Meter Number	Meter/Location Name
62079653	FEDERAL RGU 23-7-297 / RTU-01721
62079654	FEDERAL RG 22-28-298 / RTU-01753
62079655	FEDERAL RGU 23-33-198 / RTU-01718
62082687	FEDERAL RG 31-8-398 / RTU 1999
62082688	FEDERAL RG 32-17-298 / RTU-01891
62082690	FEDERAL RG 43-15-298 / RTU 1938
62082691	FEDERAL RGU 22-6-298 / RTU-01842
62082692	FEDERAL RGU 31-2-298 / RTU-01912
62085043	FEDERAL RG 13-1-398 / RTU 2005
62085083	FEDERAL RG 31-20-298
62085423	FEDERAL RGU 34-19-198 / RTU-1888
62085424	FEDERAL RG 24-13-398 / RTU 2063
62085425	FEDERAL RG 24-20-398 / RTU 2044
62085426	FEDERAL RGU 44-1-298 / RTU 2016
62085427	FEDERAL RGU 33-7-298 / RTU 2017
62085430	FEDERAL RGU 12-10-298D / RTU 2119
62085431	FEDERAL RGU 31-32-198 / RTU 2053
62085432	FEDERAL RGU 14-28-198 / RTU-2123
62085433	FEDERAL RGU 24-29-198 / RTU 2054
62085434	FEDERAL RGU 33-32-198 / RTU 2143
62085436	FEDERAL RGU 23-6-297D
62085437	FEDERAL RGU 32-5-298 / RTU 2067
62085439	FEDERAL RGU 41-8-298 / RTU 2026
62085440	FEDERAL RG 22-16-298 / RTU 2089
62085442	FEDERAL RGU 31-30-198 / RTU 2006
62085443	FEDERAL RGU 22-20-198 / RTU-2265
62085445	FEDERAL RGU 23-17-198 / RTU 2087
62085446	FEDERAL RGU 14-16-198 / RTU 2266
62085447	FEDERAL RGU 13-36-198 / RTU 2179
62085449	FEDERAL RG 12-4-398 / RTU 2191
62085456	FEDERAL RG 11-7-397 / RTU-2363
62085687	AP 24-14-696 / RTU-01889
62085696	AP 34-14-696 / RTU-01890
62085697	AP 41-11-696 / RTU-01879

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Wellhead Gathering Receipt Points:
Meter Number	Meter/Location Name
62085701	AP 24-17-695 / RTU-03001
62086097	AP 22-9-695 / RTU-2049
62086247	AP 33-9-695 / RTU-01868
62086248	AP 41-14-695 / RTU-01880
62163765	AP 21-23-696 / RTU 2078
62163770	AP 31-23-696 / RTU 2077
62165929	AP 34-8-695 / RTU 2062
62166223	FEDERAL RGU 32-4-298 / RTU-2060
62166828	AP 321-23-696 / RTU-2452
62166830	AP 331-23-696 / RTU-2463
62166835	AP 334-14-696 / RTU 2074
62166839	AP 434-14-696 / RTU 2075
62166841	AP 524-14-696 / RTU-2451
62166843	AP 534-14-696 / RTU 2076
62177987	AP 21-20-695 / RTU 3167
62178024	AP 22-20-695 / RTU-3168
62181376	FEDERAL RG 41-18-297D / RTU-2139
62181693	FEDERAL RGU 23-35-198
62181751	FEDERAL RGU 42-3-298 / RTU 2219
62181753	FEDERAL RGU 31-34-198 / RTU 2180
62181757	FEDERAL RGU 14-25-198 / RTU-2269
62181765	FEDERAL RGU 11-11-298 / RTU 2188
62181971	FEDERAL RGU 12-1-298 / RTU-2268
62182342	AP 541-23-696 / RTU-2462
62182344	AP 441-23-696 / RTU-2461
62182346	AP 341-23-696 / RTU-2460
62182348	AP 41-23-696 / RTU-2459
62182351	AP 544-14-696 / RTU-2458
62182356	AP 444-14-696 / RTU-2457
62182360	AP 344-14-696 / RTU-2456
62182362	AP 44-14-696 / RTU-2455
62182364	AP 543-14-696 / RTU-2454
62182366	AP 443-14-696 / RTU- 2453
62183082	FEDERAL RGU 33-24-198
62185914	AP 22-24-696 / RTU-2291
62186782	FEDERAL RGU 32-1-298 / RTU-2263
62186809	FEDERAL RGU 43-1-298 / RTU-2262
62193406	AP 21-16-695 / RTU-
62196021	FEDERAL NRG 41-9-198 / RTU- 2254
62182231	Federal BCU 23-22-198
62182233	Federal BCU 34-8-198
62182235	Federal BCU 42-31-198
62182746	Federal BCU 33-18-198
62196025	FEDERAL RGU 343-1-298 / RTU-2261
62196142	RG 11-31-297 / RTU 2252
62196146	RG 24-30-297 / RTU 2253
62196600	AP 522-8-695 / RTU 2158
62196606	AP 23-9-695 / RTU-2150
62196608	AP 333-9-695 / RTU 2153
62196610	AP 422-9-695 / RTU-2149
62196614	AP 522-9-695 / RTU-2151

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Wellhead Gathering Receipt Points:
Meter Number	Meter/Location Name
62196616	AP 532-9-695 / RTU 2152
62196620	AP 422-10-695 / RTU-2154
62196624	AP 522-10-695 / RTU 2155
62196626	AP 44-15-695 / RTU 2157
62196628	AP 543-15-695 / RTU 2156
62196630	AP 421-18-695 / RTU-2148
62196632	AP 521-18-695 / RTU-2147
62199387	AP 23-24-696 / RTU-2296
62199392	AP 332-24-696 / RTU-2293
62199394	AP 422-24-696 / RTU-2295
62199396	AP 531-24-696 / RTU-2292
62199398	AP 532-24-696 / RTU-2294
62199407	FEDERAL RGU 11-25-198
62200608	FEDERAL RGU 22-1-298 / RTU-2267
62209298	AP 342-11-696 / RTU-2230
62211754	FEDERAL RG 32-14-298 / RTU-2467
62211760	FEDERAL RG 24-14-298 / RTU-2416
62219967	FEDERAL RGU 44-35-198 / RTU-2366
62219969	FEDERAL RGU 344-35-198 / RTU-2365
62219971	FEDERAL RGU 343-35-198 / RTU-2367
62219973	FEDERAL RGU 43-35-198 / RTU-2364
62219982	FEDERAL RG 14-14-298 / RTU-2414
62219984	FEDERAL RG 34-14-298 / RTU-2415
62219990	FEDERAL RG 21-14-298 / RTU-2465
62219992	FEDERAL RG 31-14-298 / RTU-2466
62220197	FEDERAL RGU 522-6-297
62220199	FEDERAL RGU 432-6-297 / RTU-2289
62220203	FEDERAL RGU 33-6-297 /RTU
62220205	FEDERAL RGU 433-6-297
62223709	FEDERAL RGU 323-33-198 / RTU-2388
62223711	FEDERAL RGU 523-33-198 / RTU-2389
62223713	FEDERAL RGU 324-33-198 / RTU-2387
62223715	FEDERAL RGU 514-33-198 / RTU-2386
62223717	FEDERAL RGU 341-2-298 / RTU-2403
62223719	FEDERAL RGU 441-2-298 / RTU-2404
62223721	FEDERAL RGU 42-2-298 / RTU-2405
62226377	AP 43-1-696 / RTU-2270
62226448	AP 443-1-696 / RTU-2271
62226450	AP 44-1-696 / RTU-2272
62229881	AP 644-8-695 / RTU-2300
62229883	AP 331-17-695 / RTU-2299
62229885	AP 321-17-695 / RTU-2298
62229887	AP 614-8-695 / RTU-2297
62241395	FEDERAL RGU 432-27-198
62241399	FEDERAL RGU 33-27-198
62241402	FEDERAL RGU 32-27-198
62241704	BOISE 398-22-1
62241706	FEDERAL 298-18-1 / RTU 2285
62241708	FEDERAL 298-25-1
62241710	FEDERAL 298-27-5
62241712	FEDERAL 298-34-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Wellhead Gathering Receipt Points:
Meter Number	Meter/Location Name
62241714	FEDERAL 299-23-1
62241716	FEDERAL 299-23-2
62241718	FEDERAL 299-26-1 / RTU 2284
62241720	FEDERAL 299-26-2
62241722	FEDERAL 299-27-2 / RTU 2286
62241736	FEDERAL 299-34-1 / RTU 2283
62241738	FEDERAL SULPHUR CREEK 1
62241740	GOVERNMENT 29-3
62241742	FEDERAL 398-7-2 / RTU 2277
62241744	FEDERAL 398-7-3 / RTU 2276
62241746	FEDERAL 399-1-1 / RTU 2278
62241748	FEDERAL 399-1-2 / RTU 2281
62241750	FEDERAL 399-1-5 / RTU 2280
62241752	FEDERAL 399-2-1 / RTU 2282
62241754	GOVERNMENT 298-22-2
62241756	GOVERNMENT 298-27-3
62241758	GOVERNMENT 298-32-1
62241760	GOVERNMENT 298-33-1
62241762	GOVERNMENT 298-33-2
62241764	GOVERNMENT 397-5-1
62241766	GOVERNMENT 397-8-4
62241768	GOVERNMENT 398-10-1
62241770	GOVERNMENT 398-17-4
62241772	GOVERNMENT 398-33-4
62241774	GOVERNMENT 498-4-1
62241776	GOVERNMENT EQUITY 26-1
62241778	GOVT EQUITY 298-26-2
62241780	GOVERNMENT FED 298-13-1
62241782	GOVERNMENT FED MHF-3
62241784	GOVT SULPHUR CREEK 7 / RTU-2450
62241786	GOVERNMENT 23-1 / RTU 2464
62241814	Federal P-36-299 Left Fork / RTU 2279
62241884	FEDERAL 299-27-5
62241886	FEDERAL 498-4-2G
62241888	FEDERAL 299-22-1
62241890	FEDERAL 299-27-3
62241892	FEDERAL 299-27-6
62241894	FEDERAL 299-34-2
62243690	FEDERAL 298-26-3
62243918	FEDERAL 399-23-1
62246478	FEDERAL RGU 31-3-298 / RTU-2474
62246480	FEDERAL RGU 431-3-298 / RTU-2475
62246482	FEDERAL RGU 32-3-298 / RTU-2476
62246484	FEDERAL RGU 341-3-298 / RTU-2477
62246486	FEDERAL RGU 442-3-298 / RTU-2478
62246490	FEDERAL RGU 511-2-298 / RTU-2473
62246492	FEDERAL RGU 311-2-298 / RTU-2472
62246871	SOUTH SULPHUR — FEDERAL 1-A / RTU-
62252731	AP 321-18-695 / RTU-2380
62252733	AP 322-18-695 / RTU-2384
62252735	AP 331-18-695 / RTU-2381

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Wellhead Gathering Receipt Points:
Meter Number	Meter/Location Name
62252737	AP 332-18-695 / RTU-2383
62252739	AP 522-18-695 / RTU-2385
62252741	AP 531-18-695 / RTU-2382
62264220	FEDERAL RGU 544-23-198
62264226	FEDERAL RGU 414-24-198
62264232	FEDERAL RGU 312-25-198
62264234	FEDERAL RGU 411-25-198
62264236	FEDERAL RGU 341-26-198
62264240	FEDERAL RGU 342-26-19
62264242	FEDERAL RGU 541-26-198
62264658	FEDERAL RGU 34-24-198
62264666	FEDERAL RGU 433-24-198
62264673	FEDERAL RGU 532-24-198
62267851	FEDERAL RGU 322-35-198
62267853	FEDERAL RGU 412-35-198
62267855	FEDERAL RGU 522-35-198
62267857	FEDERAL RGU 532-35-198
62274676	FEDERAL NRG 434-13-198
62274678	FEDERAL RGU 531-24-198
62280326	FEDERAL RGU 541-24-198
62280330	FEDERAL RGU 341-24-198
62294230	RGU 41-26-198
62294237	RGU 511-25-198
62296310	FEDERAL RGU 23-24-198
62296314	RGU 24-24-198
62296322	FEDERAL RGU 422-24-198
62296328	RGU 423-24-198
74265344	RIATA 19-2-97 MM / RTU 2051
74265353	Retamco Interconnect / RTU 2338
74265350	Noble Inlet Meter #1
74265351	Noble Inlet Meter #2
               Central Delivery Point (“CDP”) Gathering Receipt Points:

Receipt Point(s)	Location	County	State
Jangles Compressor Station	Sec. 20-T6S-R96W	Garfield	CO
Starkey Compressor Station	Sec. 29-T6S-R96W	Garfield	CO
Wheeler Gulch Compressor Station	Sec. 27-T6S-R96W	Garfield	CO
Riley Gulch Compressor Station	Sec. 34-T6S-R96W	Garfield	CO
Callahan Compressor Station	Sec. 4-T7S-R96W	Garfield	CO
Hayes Gulch Compressor Station	Sec. 1-T7S-R96W	Garfield	CO
Wasatch Compressor Station	Sec. 33-T6S-R95W	Garfield	CO
Cottonwood Compressor Station	Sec. 34-T6S-R95W	Garfield	CO
Heath Hill Compressor Station	Sec. 28-T6S-R94W	Garfield	CO
Rulison Compressor Station	Sec. 29-T6S-R94W	Garfield	CO
Anvil Point Compressor Station	Sec. 19-T6S-R94W	Garfield	CO
Clough Compressor Station	Sec. 16-T6S-R94W	Garfield	CO
Rabbit Brush Compressor Station	Sec. 32-T6S-R95W	Garfield	CO
Webster Hill Compressor Station	Sec. 14-T6S-R94W	Garfield	CO
Sharrard Park Compressor Station	Sec. 21-T6S-R94W	Garfield	CO
Crawford Trail Compressor Station	Sec. 28-T6S-R97W	Garfield	CO
Una Compressor Station	Sec. 34-T7S-R96W	Garfield	CO

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Receipt Point(s)	Location	County	State
Hyrup Compressor Station	Sec. 1-T8S-R96W	Garfield	CO
Roan Cliff Compressor Station	Sec. 2-T7S-R96W	Garfield	CO
Hay Barn Compressor Station	Sec. 2-T7S-R96W	Garfield	CO
PDC Garden Gulch	Sec. 8-T6S-R96W	Garfield	CO

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “D”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
DELIVERY POINTS
Gas Delivery Points:

Interconnecting Pipeline	Point	ID #
White River Hub	Magnolia	20502
Northwest Pipeline Company	Collins Gulch	20503
Whiting Oil and Gas Corporation	Ryan Gulch	20881
Public Service Company of Colorado	West Rifle Point (Bargath)	9041
Colorado Interstate Gas Company	Parachute Point (Bargath)	J91843
Colorado Interstate Gas Company	Roan Cliffs Point (Bargath)	J91935
Colorado Interstate Gas Company	Daisy Ditch	20876
Colorado Interstate Gas Company	Grand Valley
Colorado Interstate Gas Company	Cathedral (Ryan Gulch)	J92221
Colorado Interstate Gas Company	Gardenhire	20500
Wyoming Interstate Company	Rio Blanco	20501
Wyoming Interstate Company	Collins Gulch Point (Bargath)	J96078
TransColorado Gas Transmission Company, LLC	Raccoon Hollow (Bargath)	40412
TransColorado Gas Transmission Company, LLC	Greasewood(Bargath)	36101
Questar Pipeline Company	Ryan’s Point (Ryan Gulch)	2942
Enterprise Gas Processing, LLC	Parachute Point	PC0009
Parachute Complex to Solvay	Solvay Fuel Gas	20877
BOPCO, L.P.	Barcus Creek CDP	1620
BASIC PROCESSING PLANT PRODUCT AND CONDENSATE DELIVERY POINTS
Basic Processing Plant Product Delivery Points:

Delivery to Pipeline	Point	Williams Meter #
Parachute to Greasewood Express (PGX)	Parachute Plant	N/A
Willow Creek to Overland Pass Pipeline Company
Delivery to Truck
Plant Truck Load out (Pick up) points:
Parachute I Plant
Parachute II Plant
Grand Valley Plant
Roan Cliff Plant
Sagebrush Plant

D-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
Condensate Delivery Points:
Delivery to Truck

Delivery Point(s)	Location	County	State
Jangles Compressor Station	Sec. 20-T6S-R96W	Garfield	CO
Starkey Compressor Station	Sec. 29-T6S-R96W	Garfield	CO
Wheeler Gulch Compressor Station	Sec. 27-T6S-R96W	Garfield	CO
Riley Gulch Compressor Station	Sec. 34-T6S-R96W	Garfield	CO
Callahan Compressor Station	Sec. 4-T7S-R96W	Garfield	CO
Hayes Gulch Compressor Station	Sec. 1-T7S-R96W	Garfield	CO
Wasatch Compressor Station	Sec. 33-T6S-R95W	Garfield	CO
Cottonwood Compressor Station	Sec. 34-T6S-R95W	Garfield	CO
Heath Hill Compressor Station	Sec. 28-T6S-R94W	Garfield	CO
Rulison Compressor Station	Sec. 29-T6S-R94W	Garfield	CO
Anvil Point Compressor Station	Sec. 19-T6S-R94W	Garfield	CO
Clough Compressor Station	Sec. 16-T6S-R94W	Garfield	CO
PDC Garden Gulch Meter	Sec. 5-T6S-R96W	Garfield	CO
Rabbit Brush Compressor Station	Sec. 32-T6S-R95W	Garfield	CO
Webster Hill Compressor Station	Sec. 14-T6S-R94W	Garfield	CO
Sharrard Park Compressor Station	Sec. 21-T6S-R94W	Garfield	CO
Crawford Trail Compressor Station	Sec. 28-T6S-R97W	Garfield	CO
Una Compressor Station	Sec. 35-T7S-R96W	Garfield	CO
Parachute Plant	Sec. 33-T6S-R96W	Garfield	CO
Willow Creek Plant	Sec. 35-T2S-R97W	Rio Blanco	CO
Hyrup Compressor Station	Sec. 1-T8S-R96W	Garfield	CO
Sagebrush Gas Plant	Sec. 27-T2S-R99W	Rio Blanco	CO
CO2 Delivery Points:
Parachute Complex to Solvay
CRYOGENIC PROCESSING PLANT PRODUCT DELIVERY POINTS:

Willow Creek Plant:
Delivery to Pipeline Point	Meter #
Willow Creek Plant to Overland Pass Pipeline Company
Willow Creek Plant to Greasewood Express (PGX)

Echo Springs Plant:
Delivery to Pipeline	Meter #
Echo Springs Plant to Overland Pass Pipeline
Echo Springs Plant to Mid-America Pipeline Company

D-2

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “E”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
FEES AND FUEL
1.	Fee Types

Gathering (inclusive of Field Dehydration)

Fixed Fee	$[***] per Mcf
Variable Fee	$[***][1] per Mcf
Additionally, through December 31, 2012, for the greater of: (a) 450,000 MMBtu, or (b) all MMBtus of Shipper’s Gas measured at the Starkey Gulch Custody Meter, Shipper shall pay a Gathering fee of $[***], which fee shall not be subject to the fee adjustment in Section 1.

Basic Processing and Treating

Fixed Fee	$[***] per Mcf
Variable Fee	$[***][1] per Mcf
Allocation of Net Liquid Margins	[***] percent ([***]%)
For purposes of establishing the applicable Fee-Type for Expansions pursuant to Section 1.16, the foregoing Basic Processing and Treating fees apply to Basic Processing, Treating, Dehydration and other services not otherwise included in other Fee-Types, including associated blending, final delivery compression, interconnecting pipeline deliveries, and CO2 delivery to third party receipt points.

2.	Fuel (Not “Fee-Types”):

BASIC PROCESSING, TREATING AND GATHERING FUEL: a) the fuel applicable to Williams’ Ryan Gulch Gathering System and the associated Basic Processing and Treating shall initially be [***]% of applicable Receipt Point volumes, provided that it shall not exceed [***]%; and b) the fuel applicable to Williams’ Allen Point Gathering System, Grand Valley Gathering System, Trail Ridge Gathering System, and the associated Basic Processing and Treating combined, shall initially be [***]% of applicable Receipt Point volumes, provided that it shall not exceed [***]%. Provided, for any Day when Shipper’s Gas contains CO2 greater than the CO2 limits set forth on Exhibit J, the said fuel limits shall not apply. Furthermore, upon the completion of six months continuous delivery of Shipper’s Gas to Williams’ Willow Creek Processing Plant, the Parties shall review the actual Fuel usage of Williams’ Ryan Gulch Gathering System and reset the [***]% fuel limit to such other value as is mutually agreed.

3.	Cryogenic Processing Fee applicable before January 1, 2013 at the Willow Creek Plant (Not a “Fee-Type”): Shipper shall pay Williams $[***] per Mcf. Shipper shall be entitled to [***]% of the Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Willow Creek Plant and Williams

E-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
shall be entitled to [***]% of such Cryogenic Processing Plant Products extracted from Shipper’s Gas at the Willow Creek Plant.

4.	Cryogenic Processing Fee applicable before January 1, 2013 at the Echo Springs Plant (Not a “Fee-Type”):
a.	Displaced Volumes: WPX shall pay Williams a Cryogenic Processing Fee of $[***] per Mcf of Displaced Volumes WPX shall be entitled to [***]% of the Cryogenic Processing Plant Products extracted from Displaced Volumes at the Echo Springs Plant and Williams shall be entitled to [***]% of such Cryogenic Processing Plant Products

b.	Non-Displaced Volumes: WPX shall pay a Cryogenic Processing fee of $[***] per MMBtu of non-Displaced Volumes. WPX shall be entitled to one hundred percent (100%) of the Cryogenic Processing Plant Products recovered through Cryogenic Processing at the Echo Springs Plant from Shipper’s Gas.
5.	Cryogenic Processing Fee applicable after December 31, 2012 (Not a “Fee-Type”): Shipper or WPX, as applicable, shall pay Williams $[***][1] per Mcf plus [***] percent ([***]%) of the Net Liquid Margin attributable to Shipper’s or WPX’s, as applicable, Cryogenic Processing Plant Products Cryogenically Processed from Shipper’s Gas when the Net Liquid Margin equals $0 to $[***] per gallon, plus Shipper or WPX, as applicable, shall pay Williams [***] percent ([***]%) of the Net Liquid Margin that is greater than $[***]per gallon. For avoidance of doubt, such Net Liquid Margin payments are additive. The Net Liquid Margin shall be deemed to be [***]when it is a negative amount.

[1]	As adjusted pursuant to Section 1.12.

E-2

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “F”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
CALCULATION OF SHIPPER’S GROSS BASIC PROCESSING PLANT PRODUCTS
Williams shall use the most current Gas component analysis from the Receipt Point(s) to calculate the number of gallons of each Plant Product per Mcf of Gas at each Receipt Point (“GPM Factor”).
Each Month the actual measured volume of Gas in Mcf from each Receipt Point shall be multiplied by the GPM Factor for each Plant Product to determine the theoretical gallons of each Plant Product received from each Receipt Point (“Theoretical Receipt Point Gallons”).
Such procedure shall be applied to all points from which Gas is received for Processing, with the results summed to determine the total theoretical gallons of each Plant Product received from all such points (“Theoretical Plant Gallons”).
Each Month Williams shall determine, by direct measurement, the total gallons of each Plant Product actually recovered at the Plant. The actual gallons of each Plant Product recovered shall be divided by the Theoretical Plant Gallons of that Plant Product to establish the “Allocation Factor” for each Plant Product.
The Allocation Factor for each Plant Product shall then be multiplied by the Theoretical Receipt Point Gallons of that Plant Product and by Shipper’s percentage interest in that Receipt Point, as allocated by Shipper’s Operator at that Receipt Point, to establish Shipper’s gross quantity of that Plant Product from that Receipt Point for the Month.
Appropriate adjustments shall be made to account for any Gas delivered or used upstream of the Plant prior to Processing.

F-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “G”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
CALCULATION OF SHIPPER’S GROSS CRYOGENIC PROCESSING PLANT PRODUCTS
Williams shall use the most current Gas component analysis from the applicable point(s) specified in Section 1.8 under the heading of “Determination of Gas Composition” (“Cryogenic Composition Point(s)”) to calculate the number of gallons of each Cryogenic Processing Plant Product per Mcf of Gas at each Cryogenic Composition Point(s) (“GPM Factor”).
Each Month the actual measured volume of Gas in Mcf from each Cryogenic Composition Points shall be multiplied by the GPM Factor for each Cryogenic Processing Plant Product to determine the theoretical gallons of each Cryogenic Processing Plant Product received from each Cryogenic Composition Points “Theoretical Cryogenic Composition Point Gallons”).
Such procedure shall be applied to all points from which Gas is received for Cryogenic Processing, with the results summed to determine the total theoretical gallons of each Cryogenic Processing Plant Product received from all such points (“Theoretical Cryogenic Processing Plant Gallons”).
Each Month Williams shall determine, by direct measurement, the total gallons of each Cryogenic Processing Plant Product actually recovered at the Cryogenic Processing Plant. The actual gallons of each Cryogenic Processing Plant Product recovered shall be divided by the Theoretical Cryogenic Processing Plant Gallons of that Cryogenic Processing Plant Product to establish the “Allocation Factor” for each Cryogenic Processing Plant Product.
The Allocation Factor for each Cryogenic Processing Plant Product shall then be multiplied by the Theoretical Cryogenic Composition Point Gallons of that Cryogenic Processing Plant Product and by Shipper’s percentage interest in that Cryogenic Composition Point(s), as allocated by Shipper’s Operator at that Cryogenic Composition Point(s), to establish Shipper’s gross quantity of that Cryogenic Processing Plant Product from that Cryogenic Composition Point(s) for the Month.
Appropriate adjustments shall be made to account for any Gas delivered or used upstream of the Plant prior to Cryogenic Processing.

G-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “H”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
BASIC PROCESSING MDQs

MDQs Associated with the Basic Processing and Treating Fee-Type:	MDQs (Mcf/Day):
Valley Plants (includes the Grand Valley Plant, the Parachute Plants,	900,000
the Haybarn Plant, and the Roan Cliff Plant)

Sagebrush Plant	40,000
CRYOGENIC PROCESSING MDQs

MDQs Associated with the Cryogenic Processing (Not a Fee-Type):	MDQs	(Mcf/Day):
All Williams Cryogenic Processing Plants	450,000

H-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “I”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
AGREEMENTS WITH RMT FIRM CUSTOMERS
Gas Purchase Agreement by and between Williams Production RMT Company and Riley Natural Gas Company and Petroleum Development Corporation, dated June 1, 2006
Gas Purchase Agreement by and between Williams Production RMT Company and Nonsuch Natural Gas, Inc., dated June 1, 2006
Gas Purchase Agreement by and between Williams Production RMT Company and Noble Energy, Inc., dated January 1, 2007
Gas Purchase Agreement by and between Williams Production RMT Company and Hunter Dos Tres Corporation, dated November 1, 2006

I-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “J”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
CO2 LIMITS
1.	[***] percent ([***]%) by volume calculated as a volume weighted average percentage of all the Receipt Point(s) upstream of the inlet of the Ryan Gulch/Sagebrush CO2 Treater.

2.	[***] percent ([***]%) by volume calculated as a volume weighted average percentage of all the Receipt Point(s) upstream of the inlet of the Parachute CO2 Treater.

3.	[***] percent ([***]%) by volume calculated as a volume weighted average percentage of all the Receipt Point(s) upstream of the inlet of the Willow Creek Plant CO2 Treater.

J-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “K”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
FIELD GATHERING AREA MDQs AND MONTHLY AVERAGE
RECEIPT POINT PRESSURE LIMITS
Field Gathering Area

Grand Valley Compressors (MMcfd) MDQ	200
Receipt Point	MAP (psig)
Starkey	250
Riley Gulch	250
Jangles Ditch	250
Callahan	250
Wheeler	250
Una Compressor	250

Parachute Compressors (MMcfd) MDQ	245
Receipt Point	MAP (psig)
Wasatch	250
Rabbit Brush	250
Roan Cliffs	250
Haybarn	250
Hayes Gulch	250
Cottonwood	250

Rulison Compressors (MMcfd) MDQ	330
Receipt Point	MAP (psig)
Sharrard Park	250
Rulison	250
Webster	250
Heathhill	250
Clough	250
Anvil Point	250

Ryan Gulch Compressors RMT only (MMcfd) MDQ	30
Receipt Point	MAP (psig)
Sagebrush LP	250
Ryan Gulch	250

K-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Trail Ridge Compressors (MMcfd) MDQ	90
Receipt Point	MAP (psig)
Crawford Trail	250

Hyrup (MMcfd) MDQ	50
Receipt Point	MAP (psig)
Hyrup	50

K-2

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “L”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
EXCEPTED GAS
1.	Second Amended and Restated Gas Gathering Agreement by and between Williams Production RMT Company LLC as successor to Orion Energy Partners L.P. and EnCana Oil & Gas (USA) Inc. dated November 1, 2010.

2.	Gas Gathering Agreement by and between Williams Production RMT Company as successor to Laramie Energy, LLC and ETC Canyon Pipeline, LLC as successor to Canyon Resources, L.L.C. dated September 1, 2005.

3.	Gas Gathering Agreement between ETC Canyon Pipeline, LLC and Williams Production RMT Company dated August 1, 2004

4.	Services Agreement by and between Williams Production RMT Company LLC and Enterprise Gas Processing, LLC dated November, 1, 2010.

5.	Two transaction confirmations dated September 15, 2009 and September 15, 2009, each issued pursuant to a Base Contract for Sale and Purchase of Natural Gas between WPX and Public Service Company of Colorado dated January 1, 2004, and one transaction confirmation dated October 23, 2009, issued pursuant to a Base Contract for Sale and Purchase of Natural Gas between WPX and Rocky Mountain Natural Gas LLC dated July 1, 2006, collectively referred to as the “Xcel Agreements”.

L-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
EXHIBIT “M”
TO THE AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
DATED AS OF August 1, 2011
between
Williams Field Services Company, LLC
and
Williams Production RMT Company LLC
and
Williams Production Ryan Gulch LLC
and
WPX Energy Marketing, LLC
SAMPLE CALCULATIONS OF FEE ADJUSTMENT
For an IRR = 12%
The table below contains all inputs, intermediate and final results for the formula above;

	1		V1c=	100		(1+0.12)-1 =	0.893	V1c(1+IRR)-1=100(0.893)=	89.29
	2		V2c=	101		(1+0.12)-2 =	0.797	V2c(1+IRR)-2=101(0.797)=	80.52
	3		V3c=	102		(1+0.12)-3 =	0.712	V3c(1+IRR)-3=102(0.712)=	72.60
	4		V4c=	103		(1+0.12)-4 =	0.636	V4c(1+IRR)-4=103(0.636)=	65.46
	5		V5c=	104		(1+0.12)-5 =	0.567	V5c(1+IRR)-5=104(0.567)=	59.01
	6		V6c=	105		(1+0.12)-6 =	0.507	V6c(1+IRR)-6=105(0.507)=	53.20
	7		V7c=	106		(1+0.12)-7 =	0.452	V7c(1+IRR)-7=106(0.452)=	47.95
	8		V8c=	107		(1+0.12)-8 =	0.404	V8c(1+IRR)-8=107(0.404)=	43.22
	9		V9c=	108		(1+0.12)-9 =	0.361	V9c(1+IRR)-9=108(0.361)=	38.95
y=	10	Vyc=	V10c=	109	(1+IRR)-y=	(1+0.12)-10 =	0.322	V10c(1+IRR)-10=109(0.322)=	35.10
	11		V11c=	110		(1+0.12)-11 =	0.287	V11c(1+IRR)-11=110(0.287)=	31.62
	12		V12c=	111		(1+0.12)-12 =	0.257	V12c(1+IRR)-12=111(0.257)=	28.49
	13		V13c=	112		(1+0.12)-13 =	0.229	V13c(1+IRR)-13=112(0.229)=	25.67
	14		V14c=	113		(1+0.12)-14 =	0.205	V14c(1+IRR)-14=113(0.205)=	23.12
	15		V15c=	114		(1+0.12)-15 =	0.183	V15c(1+IRR)-15=114(0.183)=	20.83
	16		V16c=	115		(1+0.12)-16 =	0.163	V16c(1+IRR)-16=115(0.163)=	18.76
	17		V17c=	116		(1+0.12)-17 =	0.146	V17c(1+IRR)-17=116(0.146)=	16.89
	18		V18c=	117		(1+0.12)-18 =	0.130	V18c(1+IRR)-18=117(0.130)=	15.21
	19		V19c=	118		(1+0.12)-19 =	0.116	V19c(1+IRR)-19=118(0.116)=	13.70
	20		V20c=	119		(1+0.12)-20 =	0.104	V20c(1+IRR)-20=119(0.104)=	12.34

								Sum (time adjusted current volume)=	791.9

M-1

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT
The table below contains all inputs, intermediate and final results for the formula above;

	1		V1p=	110		(1+0.12)-1=	0.893	(V1p -V1c)(1+IRR)-1 =(110-100)(0.893)=	8.93
	2		V2p=	112		(1+0.12)-2=	0.797	(V2p-V2c)(1+IRR)-2=(112-101)(0.797)=	8.77
	3		V3p=	114		(1+0.12)-3=	0.712	(V3p-V3c)(1+IRR)-3=(114-102)(0.712)=	8.54
	4		V4p=	116		(1+0.12)-4=	0.636	(V4p-V4c)(1+IRR)-4=(116-103)(0.636)=	8.26
	5		V5p=	118		(1+0.12)-5=	0.567	(V5p-V5c)(1+IRR)-5=(118-104)(0.567)=	7.94
	6		V6p=	120		(1+0.12)-6=	0.507	(V6p-V6c)(1+IRR)-6=(120-105)(0.507)=	7.60
	7		V7p=	122		(1+0.12)-7=	0.452	(V7p-V7c)(1+IRR)-7=(122-106)(0.452)=	7.24
	8		V8p=	124		(1+0.12)-8=	0.404	(V8p-V8c)(1+IRR)-8=(124-107)(0.404)=	6.87
	9		V9p=	126		(1+0.12)-9=	0.361	(V9p-V9c)(1+IRR)-9=(126-108)(0.361)=	6.49
y=	10	Vyp=	V10p=	128	(1+IRR)-y=	(1+0.12)-10=	0.322	(V10p-V10c)(1+IRR)-10=(128-109)(0.322)=	6.12
	11		V11p=	130		(1+0.12)-11=	0.287	(V11p-V11c)(1+IRR)-11=(130-110)(0.287)=	5.75
	12		V12p=	132		(1+0.12)-12=	0.257	(V12p-V12c)(1+IRR)-12=(132-111)(0.257)=	5.39
	13		V13p=	134		(1+0.12)-13=	0.229	(V13p-V13c)(1+IRR)-13=(134-112)(0.229)=	5.04
	14		V14p=	136		(1+0.12)-14=	0.205	(V14p-V14c)(1+IRR)-14=(136-113)(0.205)=	4.71
	15		V15p=	138		(1+0.12)-15=	0.183	(V15c-V15c)(1+IRR)-15=(138-114)(0.183)=	4.39
	16		V16p=	140		(1+0.12)-16=	0.163	(V16c-V16c)(1+IRR)-16=(140-115)(0.163)=	4.08
	17		V17p=	142		(1+0.12)-17=	0.146	(V17c-V17c)(1+IRR)-17=(142-116)(0.146)=	3.79
	18		V18p=	144		(1+0.12)-18=	0.130	(V18c-V18c)(1+IRR)-18=(144-117)(0.130)=	3.51
	19		V19p=	146		(1+0.12)-19=	0.116	(V19c-V19c)(1+IRR)-19=(146-118)(0.116)=	3.25
	20		V20p=	148		(1+0.12)-20=	0.104	(V20c-V20c)(1+IRR)-20=(148-119)(0.104)=	3.01

								Sum (time adjusted incremental volume)=	119.7
Where;

Fc is the Current Fee Fv is the Variable portion of the Fee

M-2

AMENDED AND RESTATED GAS GATHERING, PROCESSING, DEHYDRATING AND TREATING AGREEMENT

Fi is the Incremental Fee y is the year (from 1 to 20)
Vyc is the average expected production deliverability for year y predicted by the hydraulic model using the Expansion facilities included in the last Adjusted Fee
Vyp is the average production deliverability for year y predicted by the hydraulic model using the Expansion facilities included in the current Incremental Fee.
IRR is the target pretax internal rate of return

M-3